UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-08572
Bishop Street Funds
(Exact name of registrant as specified in charter)

101 Federal Street
Boston, MA 02110
(Address of principal executive offices)
SEI Investments
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-262-9565
Date of fiscal year end: December 31, 2010
Date of reporting period: December 31, 2010

Item 1.	Reports to Stockholders.
BISHOP STREET FUNDS ANNUAL REPORT December 31, 2010 STRATEGIC GROWTH FUND DIVIDEND VALUE FUND (FORMERLY LARGE CAP CORE EQUITY FUND) HIGH GRADE INCOME FUND HAWAII MUNICIPAL BOND FUND GOVERNMENT MONEY MARKET FUND Investment Adviser Bishop Street Capital Management

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge, by calling 1-800-262-9565 or by visiting the Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, by calling 1-800-262-9565 or by visiting the Funds’ website at http://www.bishopstreetfunds.com or the website of the Securities and Exchange Commission.

BISHOP STREET
TABLE OF CONTENTS
FUNDS

Letter to Shareholders	2

Definitions of Comparative Indices	4

Strategic Growth Fund
Management Discussion	5
Schedule of Investments	9

Dividend Value Fund
Management Discussion	12
Schedule of Investments	15

High Grade Income Fund
Management Discussion	20
Schedule of Investments	22

Hawaii Municipal Bond Fund
Management Discussion	30
Schedule of Investments	32

Government Money Market Fund
Management Discussion	43
Schedule of Investments	45

Statements of Assets and Liabilities	47

Statements of Operations	49

Statements of Changes in Net Assets	51

Financial Highlights	54

Notes to Financial Statements	58

Report of Independent Registered Public Accounting Firm	72

Disclosure of Fund Expenses	73

Notice to the Shareholders	76

Board of Trustees and Officers	78
 1

BISHOP STREET
LETTER TO SHAREHOLDERS
FUNDS
Dear Shareholder:
The U.S. economy rebounded in fits and starts this past year, finally pulling itself out of the depths of the Great Recession that gripped the world for more than two years. Making the year particularly challenging for investors were a few notable surprises — the massive oil spill that paralyzed businesses and destroyed the fragile ecosystems on the Gulf Coast, the European debt crisis, the “flash crash,” and the dramatic shift of power in Washington. Coupled with a ballooning U.S. budget deficit, stubbornly high unemployment, the threat of higher interest rates, and inflationary pressures, the stock and bond markets had much to digest.
Despite these shocks and surprises, the stock market climbed the “wall of worry” to finish the year on a high note with a gain of +15.1 percent. Over the last two years, the stock market gained over +45 percent, a remarkable result given the many uncertainties it faced, testing the will and commitment of investors.
I am proud to report that the Bishop Street Funds once again generated solid equity and fixed income returns in 2010, the result of an improving economy and business climate. The combination of supportive monetary and fiscal policies, stronger corporate profits, subdued inflation, and investor optimism proved to be the magic potion for positive returns in all major asset classes. The one asset class that lagged all year was cash, as short-term interest rates remained near zero.
The year ahead
With an economic recovery at hand and prospects for a more “normal” interest rate environment ahead, “riskier” assets such as stocks, corporate bonds, commodities, and alternative assets are likely to generate more attractive returns than would holding cash or fixed-rate bonds. As evidenced by the recoveries of General Motors and AIG, our equity markets are poised to move higher in the next twelve months.
The international equity markets are also likely to improve, although earnings growth rates, while positive, will decline from record levels. But as these emerging and developing economies continue to expand and grow, demand for

Bishop Street Funds	2

basic commodities will continue to increase. As a result, inflation protection will be important as Central Banks around the world print money to boost their respective economies.
The risk in 2011 will be that the Federal Reserve moves sooner than most expect, particularly as consumer confidence improves and investors become more comfortable embracing additional risk. The bond market will be tested again as budget deficits, easy money policies, and rising inflation erodes the value of fixed income investments.
Diversification remains the key
As we have repeated in years past, investors should remain focused on asset allocation and diversification as the cornerstones of their investment portfolios, as it is difficult to predict what the future will hold. There is no doubt that difficult and challenging times are ahead; however, a carefully designed investment portfolio offering inflation protection and growth opportunities will be important.
Our Bishop Street Funds are actively managed with these principles in mind and will be structured to deliver solid returns to our shareholders. Our team remains committed to offering investment value in a manner consistent with each Fund’s stated goals and objectives. Further, we believe that a balanced portfolio consisting of a mix of our equity, fixed income, and money market funds should serve as a valuable foundation in your investment portfolio.
Thank you again for investing with the Bishop Street Funds. As always, we value your continued trust and confidence.
Sincerely,
Michael K. Hirai, CFA
President and Chief Investment Officer
Bishop Street Capital Management
January 18, 2011

December 31, 2010	3	www.bishopstreetfunds.com

BISHOP STREET
DEFINITIONS OF COMPARATIVE INDICES
FUNDS
Definitions of Comparative Indices
Barclays Capital U.S. Government/Credit Index is a widely-recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government and fixed-rate non-convertible corporate debt securities issued or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year.
Barclays Capital Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.
Lipper Corporate A-Rated Debt Funds Objective — Funds that invest primarily in corporate debt issues rated “A” or better or government issues.
Lipper Large-Cap Value Funds Classification — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Composite Index.
Lipper Multi-Cap Core Funds Classification — Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Super Composite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Super Composite 1500 Index.
Lipper Other States Municipal Debt Funds Objective — Funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.
The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.
The S&P 500 Growth Index is a subset of the S&P 500 Index and consists of those companies with the highest price-to book ratios.
The S&P 500 Composite Index is a widely recognized index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings.

Bishop Street Funds	4

BISHOP STREET
MANAGEMENT DISCUSSION
FUNDS
Strategic Growth Fund
In spite of fluctuations between months of under and over performance of the market due to investors’ uncertainties and lack of visibility, 2010 was positive overall for US equities, especially in on the last quarter.
Despite strong 4Q earnings, the year started with a disappointing month of January where cautious 2010 guidance together with mixed economic indicators and growing concerns about the Chinese bubble weighed on the outlook. From February to April, US equities rose on hopes of a solution to the Greek Crisis and a favorable stance on interest rates. However the outperformance did not last as growing uncertainties relative to the stimulus package, the sovereign debt turmoil in Europe and its consequences on exchange rates pushed equities down in the following quarter.
The end of the year was positive for US equity markets. A rather confident mood, good earnings reports and economic indicators as well as signs of the Federal Reserve’s commitment to supporting the economy facilitated a “year-end rally”. Meanwhile, overseas issues such as sovereign debt in Europe or the risk of overheating in China seemed to recede and the dollar appeared to be stabilizing. It also seemed that sentiment began to spread among investors that getting decent returns in 2011 might require accepting to come back towards riskier asset classes, possibly contributing to pushing the market up.
With 8 months ahead or in line with its benchmark, our portfolio achieves a strong outperformance over 2010, particularly thanks to our stock picking. Over the year, the turnover has been consistent with long term levels.
The first quarter was the only one to post an underperformance as our portfolio was penalized by its most defensive stocks. The rest of the year was positive in the most part as our strategy benefited from our stock picking and our increasing sensitivity to the economy. The Technology sector was a solid contributor over the year. 2010 ended with a small correction in December, which is consistent with our growth bias, as value slightly outperformed during the month. Our strategy finished thereby approximately 550 bps ahead of the S&P 500 Index. For the year ended December 31, 2010 the Fund returned 18.89% versus 15.05% for the S&P 500 Growth Index, 16.38% for the S&P 500 Composite Index and 15.91% for the Lipper Multi-Cap Core Funds Classification.

December 31, 2010	5	www.bishopstreetfunds.com

During the year the turnover fluctuated between months of strong movement (3-4 changes) and very calm periods, adding up to a total rate of around 50%. In the first months, the trades were meant to move towards a less defensive profile and our portfolio reached the maximum overweight in the Technology, Consumer Discretionary and Industrials sectors in May.
Through the summer, the information communicated by companies on current trends, as well as a less favorable outlook in some macroeconomic indicators, led us marginally to reduce our exposure to consumption. Although lessened by this move, the growth bias of our portfolio remained positive throughout the year with a slight valuation premium.
As we continued to lack visibility through the end of the year, our last trades allowed us to further reduce our Technology overweight in favor of Industrials. We thus finished with a less aggressive stance than in the previous months and a Beta very close to 1.
With an expected long term earnings growth of 13.86% p.a. and a PE ratio of 14.29 times the next twelve months results, our current selection is very consistent with its characteristics a year ago (13.93% and 14.08). Relative to the S&P 500 Index, whose long term earnings growth rose and whose earnings multiple declined in 2010, the growth bias remains but the comparison looks less favorable than last year; this is due to our favoring growth sustainability rather than just a cyclical recovery in earnings.
Attention is now going to focus on 2011. A recovering economy in America and a resilient, although less exuberant growth in the large developing countries should create a favorable environment. Expected return comparisons should also push investors back towards riskier asset classes, but exchange rates and companies issuing their earnings guidance will remain causes of volatility.
We remain confident about the potential of equities, and the US market in particular. As mentioned in previous reports, we believe that the economic recovery is underway, and probably a little stronger than many are expecting. With resilient demand, manageable exchange rates and a gradual rise in confidence, earnings should grow nicely in 2011. In the meantime, the S&P 500 Index trades at a relatively low PE of 13.2, which can only make equities, look more attractive when compared to alternative asset classes, whose returns in the coming year look poised to remain subdued.

Bishop Street Funds	6

BISHOP STREET
MANAGEMENT DISCUSSION
FUNDS
Although this threat may not materialize as early as 2011, inflation is among the concerns that could derail this positive development. With a gradual rise in global growth, demand for energy and commodities is likely to push prices up.
We will also keep in mind that budget deficits and sovereign debt issues remain a threat that can destabilize currencies or markets at any moment. The measures taken by European leaders to reassure the international community met their short term objective but many uncertainties remain about their effectiveness, especially in the event of attacks against countries larger than Greece or Ireland.
In the shorter term, given that the economic rebound remains fragile, comments made by companies setting or refining their 2011 guidance over the next few weeks are also going to be key. They will certainly involve a few surprises or scenario adjustments, which could cause some volatility.
This represents the management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

December 31, 2010	7	www.bishopstreetfunds.com

Strategic Growth Fund
Performance Comparison
Comparison of Change in the Value of a $10,000 Investment in the Strategic Growth Fund, Class I, versus the S&P 500 Growth Index, the S&P 500 Composite Index and the Lipper Multi-Cap Core Funds Classification.

#	Account value if you reinvested income and capital gains.

†	Performance begins on June 30, 2002.

(1)	See page 4 for definition of comparative indices.
Average Annual Total Returns‡

One	Annualized	Annualized	Annualized
Year	3 Year	5 Year	Inception
Return	Return	Return	to Date
18.89%	(2.86)%	2.07%	5.81%	Class I*

*	Commenced operations on 07/01/02.

‡	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Bishop Street Funds	8

Strategic Growth Fund
Top Ten Equity Holdings (Unaudited)††

Percentage of
Investments
1. National Oilwell Varco	2.3%
2. Cimarex Energy	2.2%
3. Becton Dickinson	2.2%
4. Baker Hughes	2.2%
5. Texas Instruments	2.2%
6. Stericycle	2.2%
7. Oracle	2.1%
8. Target	2.1%
9. Dover	2.1%
10. W.W. Grainger	2.1%

††	Percentages are based on total investments.
Schedule of Investments

		Value
Shares		(000)
COMMON STOCK — 99.2%

Consumer Discretionary — 17.6%
3,600	AutoZone*	$981
20,300	Bed Bath & Beyond*	998
18,300	Coach	1,012
43,900	GameStop*	1,004
4,147	Marriott International	173
2,250	priceline.com*	899
18,274	Royal Caribbean Cruises*	859
17,400	Target	1,046
20,200	TJX	897
18,700	Yum! Brands	917

		8,786

December 31, 2010	9	www.bishopstreetfunds.com

Strategic Growth Fund
Schedule of Investments
(continued)

		Value
Shares		(000)
Consumer Staples — 3.8%
13,800	Costco Wholesale	$996
12,100	Energizer Holdings*	882

		1,878

Energy — 10.5%
19,200	Baker Hughes	1,098
12,600	Cimarex Energy	1,115
24,900	Halliburton	1,017
17,000	National Oilwell Varco	1,143
23,800	Southwestern Energy*	891

		5,264

Financials — 7.7%
15,400	ACE	958
17,400	Aflac	982
22,400	American Express	962
5,600	Goldman Sachs Group	942

		3,844

Health Care — 15.7%
29,400	AmerisourceBergen	1,003
16,700	Amgen*	917
13,000	Becton Dickinson	1,099
18,300	Express Scripts*	989
17,500	Thermo Fisher Scientific*	969
24,700	UnitedHealth Group	892
14,800	Varian Medical Systems*	1,025
12,700	Waters*	987

		7,881

Industrials — 20.3%
11,900	Deere	988
17,800	Dover	1,040
9,900	Eaton	1,005
18,900	Honeywell International	1,005
19,800	ITT	1,032
10,900	Joy Global	946
13,400	Stericycle*	1,085
10,700	Union Pacific	991
13,000	United Technologies	1,023
7,500	W.W. Grainger	1,036

		10,151

Bishop Street Funds	10

Strategic Growth Fund
Schedule of Investments
(concluded)

		Value
Shares		(000)
Information Technology — 21.7%
19,100	Amphenol	$1,008
3,100	Apple*	1,000
22,100	Broadcom	962
10,800	Factset Research Systems	1,013
1,500	Google*	891
21,100	Hewlett-Packard	888
6,300	International Business Machines	925
18,400	NetApp*	1,011
33,500	Oracle	1,048
22,100	Red Hat*	1,009
33,600	Texas Instruments	1,092

		10,847

Materials — 1.9%
19,400	EI Du Pont de Nemours	967

TOTAL COMMON STOCK (Cost $38,549)		49,618

SHORT-TERM INVESTMENTS (A) — 0.4%

107,580	Dreyfus Cash Management Fund, Institutional Shares, 0.142%	108
107,580	Fidelity Institutional Money Market Portfolio, Institutional Shares, 0.214%	108

TOTAL SHORT-TERM INVESTMENTS (Cost $216)		216

TOTAL INVESTMENTS (Cost $38,765) — 99.6%		$49,834

Percentages are base on Net Assets of $50,054 ($ Thousands).

*	Non-income producing security.

(A)	The rate shown is the 7-day effective yield as of December 31, 2010.
Cost Figures are shown in Thousands.

The accompanying notes are an integral part of the financial statements.

December 31, 2010	11	www.bishopstreetfunds.com

BISHOP STREET
MANAGEMENT DISCUSSION
FUNDS
Dividend Value Fund
Effective February 1, 2010, the Large Cap Core Equity Fund changed its name to the Dividend Value Fund (the “Fund”) and the benchmark of the Fund changed to the Russell 1000 Value Index. The portfolio management team of the Fund was replaced upon the change of strategy. Under the new format and the new portfolio management team, the Fund invests at least 80% of its net assets in dividend-paying equity securities. Since the inception of the change, the dividend per share of the Fund more than doubled from $0.0608 in 2009 to $0.1595 in 2010.
Our investment process focuses on companies that generate significant and sustainable free cash flows from operations with management teams that are willing to reward shareholders through increased dividend payments over time. Our team’s fundamental concepts of credit quality, strong business models and valuation are based on current and projected cash flows. We believe that paying dividends is a sign of capital discipline, and companies that exhibit strong capital discipline are likely to be more successful over time. By combining the free cash flow concept and dividends, we seek to deliver strong risk-adjusted performance by investing in a diversified portfolio of dividend-paying companies.
In early Spring of 2010, the stock market continued its rally from 2009 against a strengthening economic backdrop. However, softening of the leading indicators, lack of job growth combining with the European debt crisis raised concerns among U.S. investors and the Russell 1000 Value Index declined by 11.15% in the second quarter. By the end of the third quarter, the prospect of QE2 (quantitative easing) revived the stock market and earlier losses were reversed. The rally continued into the fourth quarter and the U.S. stock market finished 2010 on a strong note as investors became more aggressive. The year saw low quality stocks outperforming high quality stocks by a large margin. Consumer discretionary, energy and materials sectors outperformed defensive sectors such as consumer staples, health care and utilities. In addition, small cap stocks generally outperformed larger cap stocks. In this environment, the Fund performed strongly through August but gave back all of its outperformance and more in the last few months.
For the year ended December 31, 2010, the Fund returned 13.07% after expenses versus 15.51% for the Russell 1000 Value Index. Since the inception of the strategy (February 1, 2010), the Fund had a cumulative return of 17.73% after expenses versus 18.85% for the Russell 1000 Value Index.

Bishop Street Funds	12

The Fund’s underweight position in financials was a positive to performance. Within financials, we kept our bank holdings at below benchmark levels as the regulatory outlook is still uncertain. Avoiding Bank of America Corp and Goldman Sachs Group Corp bolstered relative returns. Our team focused instead on insurers and asset managers. Both Blackrock, Inc. and T. Rowe Price Group, Inc. posted strong double digit returns as the stock market advanced.
Our stock selection resulted in strong returns in the industrials sector. Deere & Co. returned over 50% as higher food prices propelled agricultural equipment sales. Parker Hannifin Corp., a diversified industrial company, was up over 60% during 2010 as the company benefited from the early cycle inventory restocking and cost reduction actions by its management.
The Fund lagged in the consumer discretionary sector mainly as a result of the relative outperformance of the cable and media stocks Comcast Corp., Timer Warner Cable, Inc. and Walt Disney Co., which the Fund did not own.
Results in the information technology sector lagged as a result of the Fund’s holdings in Microsoft Corp. and Hewlett-Packard Co. Microsoft continues to generate strong free cash flow from operations and increased its quarterly dividend by over 20% in November. We believe that Microsoft still has a strong product replacement cycle ahead with its release of the Windows 7 operating system. We sold our Hewlett-Packard position as the company’s strategic direction is unclear under its new CEO.
The stock market ended the year on a positive note. Looking ahead, however, we believe that economic growth will proceed at a slower pace. Corporate profits will face headwind with rising costs and tougher comparisons. Longer term issues still remain with the U.S. and other developed countries having excessive levels of government debt. Quantitative easing is not without risk and its effect remains to be seen. With the recent rally in the later part of the year, the valuation disparity is growing larger between the large cap high quality stocks and the low quality stocks. As a result, we believe that high quality dividend-paying stocks are positioned to perform relatively well in the coming year. They are still reasonably priced in comparison to other asset classes, and dividends could be an attractive incentive as some corporate dividends are exceeding the bond yields of the same issuers. We continue to look for companies with solid balance sheets that generate strong and sustainable free cash flow from operations. The Fund is well positioned to benefit from this investment theme.
This represents the management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

December 31, 2010	13	www.bishopstreetfunds.com

Dividend Value Fund
Performance Comparison
Comparison of Change in the Value of a $10,000 Investment in the Dividend Value Fund, Class I, versus the Russell 1000 Value Index, and the Lipper Large-Cap Vale Funds Classification.

#	Account value if you reinvested income and capital gains.

‡	Performance begins on April 30, 2006.

(1)	See page 4 for definition of comparative indices.
Average Annual Total Returns†

One	Annualized	Annualized
Year	3 Year	Inception
Return	Return	to Date
13.07%	(4.88)%	(0.74)%	Class I*

*	Commenced operations on 05/03/06.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Bishop Street Funds	14

Dividend Value Fund
Top Ten Equity Holdings (Unaudited)††

Percentage of
Investments
1. AT&T	3.3%
2. Verizon Communications	2.9%
3. Exxon Mobil	2.8%
4. International Business Machines	2.8%
5. Merck	2.6%
6. Philip Morris International	2.5%
7. Chevron	2.2%
8. Microsoft	2.1%
9. JPMorgan Chase	2.0%
10. Royal Dutch Shell PLC, Cl A	2.0%

††	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.
Schedule of Investments

		Value
Shares		(000)
COMMON STOCK — 95.7%

Consumer Discretionary — 8.8%
22,000	Home Depot	$772
10,300	Mattel	262
13,200	McDonald’s	1,013
8,325	McGraw-Hill	303
11,200	Meredith (A)	388

December 31, 2010	15	www.bishopstreetfunds.com

Dividend Value Fund
Schedule of Investments
(continued)

		Value
Shares		(000)
Consumer Discretionary — (continued)
7,000	Nordstrom	$297
8,300	Staples (A)	189
11,200	Target	673
19,250	Time Warner	619
5,525	TJX	245

		4,761

Consumer Staples — 11.6%
24,000	Altria Group	591
4,000	Coca-Cola Co.	263
7,200	Diageo PLC	535
10,000	General Mills	356
13,000	HJ Heinz	643
3,600	JM Smucker	236
8,625	Kimberly-Clark	544
8,000	Kraft Foods (A)	252
3,600	PepsiCo.	236
23,000	Philip Morris International	1,346
12,000	Procter & Gamble	772
8,700	Wal-Mart Stores	469

		6,243

Energy — 12.3%
12,825	Chevron	1,170
7,000	ConocoPhillips	477
14,050	EnCana (A)	409
20,800	Exxon Mobil	1,521
4,000	Murphy Oil	298
5,775	Occidental Petroleum	567
16,000	Royal Dutch Shell PLC, Cl A (A)	1,068
7,500	Schlumberger	626
7,400	Transocean (A)*	515

		6,651

Financials — 15.0%
14,000	American Express	601
14,000	Arthur J Gallagher	407
3,075	BlackRock	586
6,000	Chubb	358
14,000	Eaton Vance (A)	423
4,550	Federated Investors (A)	119
26,000	JPMorgan Chase	1,103
15,197	MetLife (A)	675
12,000	Morgan Stanley	327

Bishop Street Funds	16

Dividend Value Fund
Schedule of Investments
(continued)

		Value
Shares		(000)
Financials — (continued)
10,500	Northern Trust (A)	$582
22,675	People’s United Financial (A)	318
7,000	PNC Financial Services Group	425
6,000	Progressive	119
2,400	Renaissance Holdings	153
5,600	T Rowe Price Group	361
16,800	Unum Group	407
18,000	US Bancorp	485
20,000	Wells Fargo	620

		8,069

Health Care — 9.4%
16,000	Abbott Laboratories	767
38,250	Bristol-Myers Squibb	1,013
13,000	Johnson & Johnson	804
39,000	Merck	1,405
60,000	Pfizer	1,051

		5,040

Industrials — 10.9%
6,800	Deere	565
8,800	Dover	514
8,000	Emerson Electric (A)	457
38,000	General Electric	695
14,500	Honeywell International (A)	771
5,100	Illinois Tool Works	272
6,500	Norfolk Southern	408
6,200	Parker Hannifin	535
11,000	Raytheon	510
8,500	United Technologies	669
13,200	Waste Management (A)	487

		5,883

Information Technology — 10.4%
11,500	Accenture PLC	558
10,800	Automatic Data Processing	500
6,000	Canon (A)	308
48,000	Intel	1,009
10,200	International Business Machines	1,497
4,000	Linear Technology (A)	138
40,000	Microsoft	1,117
15,125	Texas Instruments	492

		5,619

December 31, 2010	17	www.bishopstreetfunds.com

Dividend Value Fund
Schedule of Investments
(continued)

		Value
Shares		(000)
Materials — 5.7%
4,000	BHP Billiton (A)	$372
7,400	EI Du Pont de Nemours	369
6,000	International Flavors & Fragrances	334
9,325	Nucor	408
10,000	RPM International (A)	221
12,000	Sherwin-Williams (A)	1,005
10,400	Sonoco Products (A)	350

		3,059

Telecommunication Services — 6.7%
60,000	AT&T	1,763
9,000	Frontier Communications	87
44,075	Verizon Communications	1,577
12,025	Windstream (A)	168

		3,595

Utilities — 4.9%
8,225	American Electric Power	296
1,900	Entergy	135
3,900	Exelon	162
6,850	FirstEnergy (A)	254
6,800	National Fuel Gas (A)	446
4,200	NextEra Energy	218
6,000	PG&E	287
9,700	PPL	255
9,050	Public Service Enterprise Group	288
5,550	Sempra Energy	292

		2,633

TOTAL COMMON STOCK (Cost $45,703)		51,553

EXCHANGE TRADED FUND — 1.8%

7,700	SPDR Trust, Ser 1	969

TOTAL EXCHANGE TRADED FUND (Cost $934)		969

PREFERRED STOCK (A) — 0.3%

5,150	Archer-Daniels-Midland, 6.25%	200

TOTAL PREFERRED STOCK (Cost $225)		200

Bishop Street Funds	18

Dividend Value Fund
Schedule of Investments
(concluded)

Shares/Face
Amount		Value
(000)		(000)
SHORT-TERM INVESTMENTS (B) — 2.8%
544,303	Dreyfus Cash Management Fund, Institutional Shares, 0.142%	$544
8,211	FFI Select Institutional Fund, Institutional Shares, 0.187%(C)	8
544,303	Fidelity Institutional Money Market Portfolio, Institutional Shares, 0.214%	544
195,186	Fidelity Prime Money Market, Institutional Shares, 0.232%(C)	195
195,186	Western Asset Institutional Class Reserve Fund, 0.232%(C)	195

TOTAL SHORT-TERM INVESTMENTS (Cost $1,486)		1,486

REPURCHASE AGREEMENT (C) — 17.5%

$9,400	JPMorgan, 0.280%, dated 12/31/10, to be repurchased on 01/03/11, repurchase price $9,400,219, with a total collateral fair value of $9,870,523†	9,400

TOTAL REPURCHASE AGREEMENT (Cost $9,400)		9,400

TOTAL INVESTMENTS (Cost $57,748) — 118.1%		$63,608

Percentages are base on Net Assets of $53,864 ($ Thousands).

†	The repurchase agreement was collateralized by the following:

Issuer	Par Amount	Rate	Maturity Date	Total Value

Santander Drive Auto Receivable	$6,205,000	1.36%	3/15/13	$6,218,746
SLM Private Credit Student Loan	3,815,000	0.54%	12/16/41	1,816,854
Residential Funding Mortgage	1,510,000	5.66%	9/25/35	1,393,991
SLC Private Student Loan Trust	470,000	0.00%	7/15/42	440,932

*	Non-income producing security.

(A)	This security or a partial position of this security is on loan at December 31, 2010. The total value of securities on loan at December 31, 2010 was $9,555 ($ Thousands).

(B)	The rate shown is the 7-day effective yield as of December 31, 2010.

(C)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2010 was $9,798 ($ Thousands).
Cl — Class
PLC — Public Limited Company
Ser — Series
SPDR — Standard & Poor’s Depository Receipts
Cost Figures are shown in Thousands.
The accompanying notes are an integral part of the financial statements.

December 31, 2010	19	www.bishopstreetfunds.com

BISHOP STREET
MANAGEMENT DISCUSSION
FUNDS
High Grade Income Fund
Following renewed optimism for a strengthening economy, the financial markets faced a string of setbacks that rekindled fears of a double-dip recession. As a result, the Federal Reserve continued its efforts to keep the U.S. economy afloat, injecting liquidity into the system and leaving the Fed Funds rate near zero, but this did little to calm the fears of investors. The end result was an increase in volatility and a dramatic fall and rise in interest rates into year-end as investors worried about inflation. In particular, investors grew wary of a second round of quantitative easing and the longer-term harm it would bring.
Meanwhile, business confidence and corporate earnings improved, helping to drive the stock market higher by 15%. Along with the considerable gains earned in 2009, the S&P 500 index gained more than 86% from the lows of March 2009. An increase in risk appetites helped the bond markets as well as investors reached for yield in corporate bonds, mortgages, and asset-backed securities. In particular, the corporate bond market rebounded sharply from its lows in April, significantly outperforming most other investment-grade sectors. We are pleased to report that the High Grade Income Fund experienced another good year, generating a +5.63% return for Shareholders while maintaining a high return/low risk profile. For the year ended December 31, 2010 the Fund returned 5.63% versus 6.59% for the Barclays U.S. Government/Credit index and 7.51% for the Lipper Corporate Debt A-Rated Objective.
Looking ahead, we do expect considerable improvement in the investment grade fixed income markets as the economy and market valuations continue to improve. Although investor sentiment remains negative, this period of uncertainty has created an opportunity to capture unrecognized values and patience will be the key to long-term success. Despite the many near-term challenges that lie ahead, we believe our shareholders and the High Grade Income Fund are poised to realize these benefits in the years to come.
This represents the management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Bishop Street Funds	20

High Grade Income Fund
Performance Comparison
Comparison of Change in the Value of a $10,000 Investment in the High Grade Income Fund, Class I, versus the Barclays Capital U.S. Government/Credit Index, and the Lipper Corporate A-Rated Debt Funds Objective.

#	Account value if you reinvested income and capital gains.

(1)	See page 4 for definition of comparative indices.
Average Annual Total Returns†

One	Annualized	Annualized	Annualized
Year	3 Year	5 Year	10 Year
Return	Return	Return	Return
5.63%	7.52%	6.42%	5.92%	Class I

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2010	21	www.bishopstreetfunds.com

High Grade Income Fund
Top Ten Holdings (Unaudited)††

			Percentage
	Coupon	Maturity	of
	Rate	Date	Investments
1. Countrywide Asset-Backed Certificates, Cl 1A4	5.323%	02/25/36	3.1%
2. U.S. Treasury Bond	3.875%	08/15/40	2.4%
3. GSR Mortgage Loan Trust, Cl 3A2	2.150%	04/25/32	1.9%
4. FNMA	2.125%	08/10/15	1.6%
5. Citibank Credit Card Issuance Trust, Cl A3	2.700%	06/24/13	1.6%
6. Caterpillar	7.900%	12/15/18	1.6%
7. FNMA	5.780%	06/07/22	1.6%
8. FHLB	3.750%	12/14/18	1.5%
9. FNMA	1.550%	10/27/15	1.5%
10. U.S. Treasury Bond	4.500%	08/15/39	1.5%

††	Percentages are based on total investments. Excludes securities purchased with cash collateral received from securities lending.
Schedule of Investments

Face
Amount		Value
(000)		(000)
CORPORATE OBLIGATIONS — 55.2%

Banks — 8.1%
	Australia & New Zealand Banking Group
$1,100	0.584%, 06/18/12 (A) (B)	$1,102
	Bear Stearns LLC
1,100	7.250%, 02/01/18	1,304
	Citigroup
1,200	6.500%, 08/19/13	1,318
	Goldman Sachs Group
1,000	7.500%, 02/15/19	1,166
	JPMorgan Chase Capital XXVII, Ser AA
1,000	7.000%, 11/01/39 (C)	1,047

Bishop Street Funds	22

High Grade Income Fund
Schedule of Investments
(continued)

Face
Amount		Value
(000)		(000)
Banks — (continued)
	JPMorgan Chase, Ser AI
$1,100	5.875%, 06/13/16	$1,203
	Morgan Stanley MTN
1,100	7.300%, 05/13/19 (C)	1,238

		8,378

Consumer Discretionary — 6.0%
	AutoZone
525	4.000%, 11/15/20	496
	Comcast
1,000	6.500%, 01/15/17 (C)	1,153
	Home Depot
700	5.875%, 12/16/36 (C)	728
	McDonald’s MTN, Ser H
1,175	4.125%, 06/01/13	1,255
	Time Warner Cable
1,100	8.250%, 04/01/19	1,366
	Whirlpool MTN
1,050	8.600%, 05/01/14	1,211

		6,209

Consumer Staples — 8.7%
	Bunge Finance
1,100	8.500%, 06/15/19 (C)	1,290
	Continental Airlines
1,247	9.000%, 07/08/16	1,428
	Costco Wholesale
1,100	5.500%, 03/15/17	1,253
	Genentech
1,300	4.750%, 07/15/15	1,431
	Kraft Foods
900	6.500%, 02/09/40	1,009
1,075	5.375%, 02/10/20	1,157
	Wal-Mart Stores
1,300	5.375%, 04/05/17	1,470

		9,038

Financials — 9.6%
	Berkshire Hathaway
1,100	3.200%, 02/11/15	1,135
	Boeing Capital
1,250	3.250%, 10/27/14	1,302

December 31, 2010	23	www.bishopstreetfunds.com

High Grade Income Fund
Schedule of Investments
(continued)

Face
Amount		Value
(000)		(000)
Financials — (continued)
	Boston Properties
$1,200	5.625%, 11/15/20*	$1,277
	Capital One Financial
1,000	7.375%, 05/23/14 (C)	1,138
	General Electric Capital MTN
1,000	2.500%, 08/11/15 (A)	989
	General Electric Capital MTN, Ser A
1,175	5.450%, 01/15/13 (C)	1,264
	Jefferies Group
675	6.250%, 01/15/36	605
	John Deere Capital MTN
900	2.800%, 09/18/17	874
	WEA Finance LLC
1,300	5.750%, 09/02/15 (B)	1,408

		9,992

Health Care — 1.3%
	Merck
1,200	5.000%, 06/30/19	1,322

Industrials — 2.8%
	Allied Waste North America, Ser B
1,200	7.125%, 05/15/16	1,270
	Caterpillar
1,250	7.900%, 12/15/18 (C)	1,609

		2,879

Information Technology — 9.0%
	Cisco Systems
1,200	5.500%, 02/22/16	1,369
	Dell
400	5.625%, 04/15/14	442
	Hewlett-Packard
1,125	2.125%, 09/13/15 (C)	1,111
	IBM
1,000	8.375%, 11/01/19	1,336
	News America
1,000	6.650%, 11/15/37	1,108
	Nokia OYJ
1,250	5.375%, 05/15/19	1,319
	Oracle
1,200	5.250%, 01/15/16	1,349

Bishop Street Funds	24

High Grade Income Fund
Schedule of Investments
(continued)

Face
Amount		Value
(000)		(000)
Information Technology — (continued)
	Xerox
$1,150	8.250%, 05/15/14	$1,342

		9,376

Materials — 7.3%
	BHP Billiton Finance
950	5.250%, 12/15/15	1,055
	Dow Chemical
1,100	8.550%, 05/15/19	1,379
	Monsanto
1,100	7.375%, 08/15/12	1,211
	Nucor
1,100	4.875%, 10/01/12 (C)	1,173
	Potash Corp of Saskatchewan
1,200	5.250%, 05/15/14	1,312
	Rio Tinto Finance USA
1,100	9.000%, 05/01/19	1,477

		7,607

Telecommunication Services — 2.4%
	AT&T Wireless Services
1,100	8.125%, 05/01/12	1,202
	Cellco Partnership
1,200	5.550%, 02/01/14	1,323

		2,525

TOTAL CORPORATE OBLIGATIONS (Cost $52,113)		57,326

U.S. GOVERNMENT AGENCY OBLIGATIONS — 15.4%

	FHLB
1,000	5.250%, 12/09/22	1,125
1,100	5.125%, 03/10/17	1,251
1,500	3.750%, 12/14/18	1,560
	FHLMC
875	8.250%, 06/01/16	1,064
	FHLMC MTN
1,000	4.250%, 05/22/13	1,079
	FNMA
1,500	5.780%, 06/07/22 (C)	1,602
700	5.000%, 03/02/15	787

December 31, 2010	25	www.bishopstreetfunds.com

High Grade Income Fund
Schedule of Investments
(continued)

Face
Amount		Value
(000)		(000)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)

$1,100	3.125%, 01/21/15	$1,101
1,100	3.000%, 07/28/14 (C)	1,115
1,700	2.125%, 08/10/15	1,700
1,100	2.000%, 08/24/15	1,089
1,600	1.550%, 10/27/15	1,546
1,000	1.375%, 07/19/13	1,003

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $15,973)		16,022

U.S. TREASURY OBLIGATIONS — 13.0%

	U.S. Treasury Bond
700	7.250%, 05/15/16	882
1,250	4.750%, 02/15/37	1,344
1,500	4.500%, 08/15/39	1,540
250	4.250%, 11/15/40	246
2,675	3.875%, 08/15/40 (C)	2,464
	U.S. Treasury Note
575	3.750%, 11/15/18	612
625	3.125%, 10/31/16	652
1,425	3.125%, 05/15/19 (C)	1,440
1,120	2.625%, 04/30/16	1,146
1,400	2.500%, 06/30/17	1,395
750	2.375%, 10/31/14	776
1,000	2.375%, 07/31/17 (C)	987

TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,717)		13,484

ASSET-BACKED SECURITIES — 8.0%

	Citibank Credit Card Issuance Trust, Ser 2009-A3, Cl A3
1,600	2.700%, 06/24/13	1,616
	Countrywide Asset-Backed Certificates, Ser 2005-12, Cl 1A4
3,281	5.323%, 02/25/36 (A)	3,230
	Ford Credit Auto Owner Trust, Ser 2009-E, Cl A3
1,500	1.510%, 01/15/14	1,512
	GSR Mortgage Loan Trust, Ser 2004-4, Cl 3A2
2,046	2.150%, 04/25/32 (A)	1,910

TOTAL ASSET-BACKED SECURITIES (Cost $7,796)		8,268

Bishop Street Funds	26

High Grade Income Fund
Schedule of Investments
(continued)

Face
Amount		Value
(000)/Shares		(000)
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 4.0%

	FHLMC REMIC, Ser 2844, Cl VB
$22	5.500%, 12/15/19	$22
	FHLMC REMIC, Ser 3196, Cl CB
247	5.250%, 08/15/11	251
	FHLMC REMIC, Ser R010, Cl AB
424	5.500%, 12/15/19	447
	FNMA, Ser 2003-33, Cl AB
1,376	3.750%, 03/25/33	1,442
	FNMA, Ser 889958
478	5.000%, 10/01/23	508
	FNMA REMIC, Ser 2007-B1, Cl BE
570	5.450%, 12/25/20	618
	GNMA, Ser 2003-7, Cl PE
799	5.500%, 11/16/31	846

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $3,917)		4,134

MUNICIPAL BONDS — 1.4%

	California State, GO
1,100	7.550%, 04/01/39	1,141
	New Mexico Mortgage Finance Authority, Ser B3, RB, AMT, GNMA/FNMA/FHLMC Insured
360	4.200%, 07/01/28	354

TOTAL MUNICIPAL BONDS (Cost $1,438)		1,495

SHORT-TERM INVESTMENTS (D) — 2.6%

1,160,651	Dreyfus Cash Management Fund, Institutional Shares, 0.142%	1,161
8,616	FFI Select Institutional Fund, 0.187% (E)	8
1,160,651	Fidelity Institutional Money Market Portfolio, Institutional Shares, 0.214%	1,161
204,814	Fidelity Prime Money Market, Institutional Shares, 0.232% (E)	205
204,814	Western Asset Institutional Class Reserve Fund, 0.232% (E)	205

TOTAL SHORT-TERM INVESTMENTS (Cost $2,740)		2,740

December 31, 2010	27	www.bishopstreetfunds.com

High Grade Income Fund
Schedule of Investments
(continued)

Face
Amount		Value
(000)		(000)
REPURCHASE AGREEMENT (E) — 14.5%

$15,100	JPMorgan, 0.280%, dated 12/31/10, to be repurchased on 01/03/11, repurchase price $15,100,352, with a total collateral fair value of $15,839,080†	$15,100

TOTAL REPURCHASE AGREEMENT (Cost $15,100)		15,100

TOTAL INVESTMENTS (Cost $112,794) — 114.1%		$118,569

Percentages are base on Net Assets of $103,885 ($ Thousands).

†	The repurchase agreement was collateralized by the following:

Issuer	Par Amount		Rate	Maturity Date	Total Value

Navistar Financial 2010	$12,410,000		1.47%	10/18/12	$12,458,305
CWABS Inc.	3,000,000		5.51%	10/25/32	200,798
Various Residential Funding	1,490,000	–	5.49%
Mortgages	2,000,000		5.66%	9/25/35	2,613,284
Fannie Mae	32,500,000		0.61%	5/4/31	566,693

*	Real Estate Investment Trust

(A)	Floating Rate Security — The rate reflected on the Schedule of Investments is the rate in effect on December 31, 2010. The maturity date shown is the final maturity date.

(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. At December 31, 2010, these securi- ties amounted to $2,510 ($ Thousands), representing 2.42% of net assets of the Fund.

(C)	This security or a partial position of this security is on loan at December 31, 2010. The total value of securities on loan at December 31, 2010 was $15,030 ($ Thousands).

(D)	The rate shown is the 7-day effective yield as of December 31, 2010.

(E)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of December 31, 2010 was $15,518 ($ Thousands)
AMT — Alternative Minimum Tax
Cl — Class
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Corporation
GNMA — Government National Mortgage Corporation
GO — General Obligation
LLC — Limited Liability Corporation
MTN — Medium Term Note

Bishop Street Funds	28

High Grade Income Fund
Schedule of Investments
(concluded)
RB — Revenue Bond
REMIC — Real Estate Mortgage Investment Conduit
Ser—Series
Cost Figures are shown in Thousands.
The accompanying notes are an integral part of the financial statements.

December 31, 2010	29	www.bishopstreetfunds.com

BISHOP STREET
MANAGEMENT DISCUSSION
FUNDS
Hawaii Municipal Bond Fund
Following renewed optimism for a strengthening economy, the financial markets faced a string of setbacks that rekindled fears of a double-dip recession. As a result, the Federal Reserve continued its efforts to keep the U.S. economy afloat, injecting liquidity into the system and leaving the Fed Funds rate near zero but this did little to calm the fears of investors. The end result was an increase in volatility and a dramatic fall and rise in interest rates into year-end as investors worried about inflation. In particular, investors grew wary of a second round of quantitative easing and the longer-term harm it would bring.
Meanwhile, State and local governments continued to struggle with budget shortfalls, unfunded pension and healthcare liabilities, and a higher cost of borrowing due to the steep rise in interest rates in the second half of the year. As a result, municipal bond returns, while positive for the year, trailed most other fixed income sectors and short-term bonds outperformed long-dated maturities. But despite all of the challenges and surprises, the Hawaii Municipal Bond Fund Class I shares generated a 1.70% return, versus 2.38% for the Barclays Municipal Bond Index and 1.12% for the Lipper Other States Municipal Debt Funds Objective.
Looking ahead, we do expect considerable improvement in the municipal bond markets as the economy and market valuations continue to improve. Although investor sentiment remains negative, this period of uncertainty has created an opportunity to capture unrecognized values and patience will be the key to long-term success. Despite the many near-term challenges that lie ahead, we believe our shareholders and the Hawaii Municipal Bond Fund are poised to realize these benefits in the years to come.
This represents the management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Bishop Street Funds	30

Hawaii Municipal Bond Fund
Performance Comparison
Comparison of Change in the Value of a $10,000 Investment in the Hawaii Municipal Bond Fund, Class I or Class A, versus the Barclays Capital Municipal Bond Index, and the Lipper Other States Municipal Debt Funds Objective.

#	Account value if you reinvested income and capital gains.

(1)	See page 4 for definition of comparative indices.
Average Annual Total Returns†

One	Annualized	Annualized	Annualized
Year	3 Year	5 Year	10 Year
Return	Return	Return	Return
1.70%	3.34%	3.38%	4.21%	Class I
1.44%	3.08%	3.12%	3.96%	Class A
(1.61)%	2.03%	2.50%	3.65%	Class A, with load**

**	Reflects 3.00% sales charge.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2010	31	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
Top Ten Holdings (Unaudited)††

			Percentage
	Coupon	Maturity	of
	Rate	Date	Investments
1. Hawaii State, RB	5.100%	07/01/39	2.9%
2. Honolulu Hawaii City & County, GO	5.000%	07/01/17	2.1%
3. Hawaii State, RB	5.000%	07/01/16	1.6%
4. Hawaii State, Housing Finance & Development, RB	5.350%	07/01/18	1.5%
5. University of Hawaii, RB	4.500%	07/15/23	1.5%
6. Honolulu Hawaii City & County, GO	5.000%	07/01/15	1.4%
7. Hawaii State, Housing Finance & Development, RB	6.500%	07/01/33	1.3%
8. Honolulu City & County, Board of Water Supply, RB	5.000%	07/01/26	1.3%
9. Hawaii State, RB	5.250%	07/01/27	1.3%
10. Honolulu City & County, Board of Water Supply, RB	5.000%	07/01/33	1.2%

††	Percentages are based on total investments.
Schedule of Investments

Face
Amount		Value
(000)		(000)
MUNICIPAL BONDS — 97.8%

Alaska — 0.1%
	City of Anchorage Alaska, Water Department, RB, NPFGC Insured
$200	5.000%, 05/01/37	$195

Bishop Street Funds	32

Hawaii Municipal Bond Fund
Schedule of Investments
(continued)

Face
Amount		Value
(000)		(000)
California — 2.8%
	California Health Facilities Financing Authority, Ser B, RB
$1,000	5.000%, 11/15/25	$1,035
	California State, GO
1,000	5.000%, 04/01/38	897
	Oxnard Union High School District, Ser A, GO, AGM Insured
1,125	5.000%, 08/01/21	1,201
	San Francisco Community College District, Ser D, GO
1,000	5.000%, 06/15/34	959
	San Jose Evergreen Community College District, Ser B, GO, AGM Insured
1,000	6.383%, 09/01/28 (A)	342

		4,434

Colorado — 0.4%
	Colorado State, Board of Governors, Educational Interception Project, Ser A, RB
590	5.000%, 03/01/19	668

District of Columbia — 1.2%
	District of Columbia, Ser C, GO, AGM Insured
1,000	5.000%, 06/01/23	1,044
	Metropolitan Washington Airports Authority, Ser A, RB
1,000	4.000%, 10/01/26	877

		1,921

Georgia — 1.1%
	City of Atlanta Georgia, Ser A, RB, AGM Re-insures FGIC Insured
785	5.500%, 11/01/22	855
	Main Street, Natural Gas, Ser B, RB
1,000	5.000%, 03/15/18	1,002

		1,857

Hawaii — 78.7%
	Hawaii County, Refunding & Improvement Project, Ser A, GO, NPFGC Re-insures FGIC Insured
430	5.600%, 05/01/13	475
	Hawaii County, Ser A, GO
500	5.000%, 03/01/21	556
500	4.000%, 03/01/22	510
	Hawaii County, Ser A, GO, AGM Insured
125	5.000%, 07/15/21	133
1,500	5.000%, 07/15/23	1,591

December 31, 2010	33	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
Schedule of Investments
(continued)

Face
Amount		Value
(000)		(000)
Hawaii — (continued)
	Hawaii County, Ser A, GO, NPFGC Insured
$1,055	5.250%, 07/15/18	$1,158
1,000	5.000%, 07/15/24	1,059
	Hawaii County, Unlimited Public Improvements, Ser A, GO
505	5.000%, 07/15/21	548
1,000	5.000%, 07/15/22	1,079
	Hawaii County, Unlimited Public Improvements, Ser A, GO, AMBAC Insured
1,000	5.000%, 07/15/15	1,133
	Hawaii Pacific Health, Ser A, RB
1,000	4.625%, 07/01/21	959
	Hawaii State, Airport System, RB, AMT, ETM
30	6.900%, 07/01/12	32
	Hawaii State, Department of Budget & Finance, Chaminade University, RB, Radian Insured
1,000	4.750%, 01/01/36	888
	Hawaii State, Department of Budget & Finance, Electric Company & Subsidiary Project, Ser A, RB, AMT, FGIC Insured
750	4.800%, 01/01/25	685
	Hawaii State, Department of Budget & Finance, Electric Company & Subsidiary Project, Ser B, RB, AMT, XLCA Insured
1,025	5.000%, 12/01/22	969
	Hawaii State, Department of Budget & Finance, Hawaiian Electric, Ser A, RB, AMT, AMBAC Insured
445	5.100%, 09/01/32	388
	Hawaii State, Department of Budget & Finance, Hawaiian Electric, Ser A, RB, AMT, FGIC Insured
1,000	4.650%, 03/01/37	785
	Hawaii State, Department of Budget & Finance, Hawaiian Electric, Ser A, RB, AMT, NPFGC Insured
2,000	5.650%, 10/01/27	1,896
	Hawaii State, Department of Budget & Finance, Hawaiian Electric, Ser C, RB, AMT, AMBAC Insured
1,000	6.200%, 11/01/29	1,000
	Hawaii State, Department of Budget & Finance, Mid Pacific Institute, RB, Radian Insured
1,000	5.000%, 01/01/26	993
	Hawaii State, Department of Hawaiian Home Lands, Kapolei Office Facilities, Ser A, COP, AGM Insured
2,000	5.000%, 11/01/31	2,007
	Hawaii State, Harbor System, Ser A, RB, AMT, AGM Insured
370	5.750%, 07/01/29	373

Bishop Street Funds	34

Hawaii Municipal Bond Fund
Schedule of Investments
(continued)

Face
Amount		Value
(000)		(000)
Hawaii — (continued)
	Hawaii State, Harbor System, Ser B, RB, AMT, AGM Insured
$1,000	5.000%, 01/01/13	$1,047
500	5.000%, 01/01/23	491
	Hawaii State, Harbor System, Ser B, RB, AMT, AMBAC Insured
200	5.500%, 07/01/19	204
	Hawaii State, Highway, RB
300	5.500%, 07/01/18	352
1,000	5.500%, 01/01/25	1,089
	Hawaii State, Highway, Ser A, RB, AGM Insured
1,725	5.000%, 07/01/21	1,848
1,565	5.000%, 07/01/22	1,667
1,000	5.000%, 07/01/23	1,059
	Hawaii State, Highway, Ser B, RB, AGM Insured
2,300	5.000%, 07/01/16	2,577
	Hawaii State, Housing Finance & Development, Ser B, RB, AGM Insured
2,000	6.500%, 07/01/33	2,102
	Hawaii State, Housing Finance & Development, Single-Family Housing, Ser A, RB, AMT, FNMA Collateral Insured
500	5.400%, 07/01/30	498
2,420	5.350%, 07/01/18	2,421
	Hawaii State, Housing Finance & Development, Single-Family Housing, Ser B, RB, FNMA Collateral Insured
465	5.450%, 07/01/17	465
	Hawaii State, Improvements Authority, Ser DA, GO, NPFGC Insured
850	5.250%, 09/01/23	910
	Hawaii State, Improvements Authority, Ser DB, GO, NPFGC Insured
200	5.250%, 09/01/15	221
	Hawaii State, Improvements Authority, Ser DD, GO, NPFGC Insured
1,500	5.250%, 05/01/15	1,681
	Hawaii State, Improvements Authority, Ser DF, GO, AMBAC Insured
1,250	5.000%, 07/01/18	1,391
1,250	5.000%, 07/01/21	1,361
90	5.000%, 07/01/22	98
	Hawaii State, RB, BHAC Insured
300	4.750%, 01/01/22	322
	Hawaii State, Ser A, RB
2,000	5.250%, 07/01/27	2,019
4,875	5.100%, 07/01/39	4,663
1,250	5.000%, 07/01/22	1,296
1,125	4.250%, 07/01/21	1,099

December 31, 2010	35	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
Schedule of Investments
(continued)

Face
Amount		Value
(000)		(000)
Hawaii — (continued)
	Hawaii State, Ser B, RB, AGM Insured
$1,250	5.250%, 07/01/18	$1,451
1,400	5.250%, 07/01/19	1,614
	Hawaii State, Ser CM, GO, AGM Insures FGIC Insured
1,000	6.500%, 12/01/14	1,188
	Hawaii State, Ser CV, GO, NPFGC Re-insures FGIC Insured
350	5.375%, 08/01/19	358
	Hawaii State, Ser CX, GO, FSA Insured
1,000	5.500%, 02/01/16	1,048
580	5.500%, 02/01/21	604
	Hawaii State, Ser CZ, GO, FSA Insured
45	5.250%, 07/01/16	48
	Hawaii State, Ser DG, GO, AMBAC Insured
1,000	5.000%, 07/01/16	1,127
	Hawaii State, Ser DK, GO
450	5.000%, 05/01/24	477
475	5.000%, 05/01/25	499
	Hawaii State, Ser DN, GO
1,000	5.500%, 08/01/26	1,089
	Hawaii State, Ser DQ, GO
1,100	5.000%, 06/01/28	1,139
	Hawaii State, Ser DR, GO
1,000	5.000%, 06/01/17	1,153
	Hawaii State, Unlimited Public Improvements, Ser DD, GO, NPFGC Insured
1,000	5.000%, 05/01/16	1,100
	Honolulu City & County, Board of Water Supply, Ser A, RB, FGIC Insured, Pre-Refunded @ 100
2,300	4.750%, 07/01/14(B)	2,570
	Honolulu City & County, Board of Water Supply, Ser A, RB, NPFGC Insured
2,000	5.000%, 07/01/26	2,089
	Honolulu City & County, Board of Water Supply, Ser A, RB, NPFGC Re-insures FGIC Insured
2,000	5.000%, 07/01/33	2,008
	Honolulu City & County, Board of Water Supply, Ser B, RB, AMT, NPFGC Insured
1,000	5.250%, 07/01/20	1,048
1,000	5.250%, 07/01/21	1,043
325	5.000%, 07/01/15	354

Bishop Street Funds	36

Hawaii Municipal Bond Fund
Schedule of Investments
(continued)

Face
Amount		Value
(000)		(000)
Hawaii — (continued)
	Honolulu Hawaii City & County, 2nd Board Resolution, Ser A, RB, AGM Insured
$1,900	5.000%, 07/01/27	$1,927
	Honolulu Hawaii City & County, Ser A, GO
200	5.250%, 04/01/31	210
1,100	5.250%, 04/01/32	1,148
1,000	5.000%, 04/01/33	1,016
	Honolulu Hawaii City & County, Ser A, GO, AGM Insured
375	5.000%, 07/01/20	413
1,000	5.000%, 07/01/30	1,021
	Honolulu Hawaii City & County, Ser A, GO, NPFGC Insured
725	5.250%, 03/01/18	773
1,000	5.250%, 03/01/20	1,060
1,500	5.250%, 03/01/24	1,571
500	5.250%, 03/01/28	517
1,800	5.000%, 07/01/21	1,938
3,350	5.000%, 07/01/23	3,552
540	5.000%, 07/01/26	572
1,000	5.000%, 07/01/27	1,023
	Honolulu Hawaii City & County, Ser A, RB
500	5.000%, 07/01/20	542
	Honolulu Hawaii City & County, Ser B, GO
1,000	5.000%, 12/01/24	1,079
	Honolulu Hawaii City & County, Ser B, GO, NPFGC Insured
2,000	5.000%, 07/01/15	2,238
	Honolulu Hawaii City & County, Ser C, GO
200	4.750%, 09/01/18	224
	Honolulu Hawaii City & County, Ser D, GO
1,000	4.000%, 09/01/26	937
	Honolulu Hawaii City & County, Ser D, GO, AGM Insures NPFGC Insured
1,000	5.000%, 07/01/22	1,055
	Honolulu Hawaii City & County, Ser D, GO, NPFGC Insured
885	5.000%, 07/01/19	970
1,000	5.000%, 07/01/23	1,045
	Honolulu Hawaii City & County, Ser E, GO, NPFGC Re-insures FGIC Insured
1,500	5.250%, 07/01/20	1,649
	Honolulu Hawaii City & County, Ser F, GO, AGM Insures FGIC Insured
250	5.000%, 07/01/24	262

December 31, 2010	37	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
Schedule of Investments
(continued)

Face
Amount		Value
(000)		(000)
Hawaii — (continued)
	Honolulu Hawaii City & County, Ser F, GO, NPFGC Re-insures FGIC Insured
$1,000	5.000%, 07/01/29	$1,004
	Honolulu Hawaii City & County, Ser Junior A, RB
1,000	4.000%, 07/01/25	919
	Honolulu Hawaii City & County, Ser Senior A, RB, NPFGC Insured
1,000	5.000%, 07/01/31	1,006
	Honolulu Hawaii City & County, Sewer Improvements, 1st Board Resolution, Ser Senior C, RB, NPFGC Insured
250	5.000%, 07/01/31	251
	Honolulu Hawaii City & County, Sewer Improvements, 2nd Board Resolution, Ser Junior A-1, RB, NPFGC Insured
815	5.000%, 07/01/22	856
	Honolulu Hawaii City & County, Sewer Improvements, 2nd Board Resolution, Ser Junior B-1, RB, NPFGC Insured
865	5.000%, 07/01/23	903
	Honolulu Hawaii City & County, Valorem Tax Project, Ser B, GO, NPFGC Insured
3,000	5.000%, 07/01/17	3,319
	Honolulu Hawaii City & County, Waipahu Towers Project, Ser A, RB, AMT, GNMA Collateral Insured
195	6.900%, 06/20/35	195
	Kauai County, Ser A, GO, NPFGC Insured
1,500	5.000%, 08/01/25	1,513
	Kauai County, Ser A, GO, NPFGC Re-insures FGIC Insured
1,610	5.000%, 08/01/21	1,713
1,440	5.000%, 08/01/23	1,514
1,000	5.000%, 08/01/28	1,026
	Maui County, GO, NPFGC Insured
100	5.000%, 03/01/17	111
1,100	5.000%, 03/01/24	1,152
	Maui County, Ser A, GO
1,000	5.000%, 07/01/19	1,110
	Maui County, Ser B, GO
500	4.000%, 06/01/21	516
	Maui County, Ser A, GO, AGM Insured
1,000	3.500%, 07/01/16	1,065
	Maui County, Ser A, GO, NPFGC Insured
1,000	4.750%, 07/01/25	1,031
	Maui County, Ser B, GO, NPFGC Insured
500	5.000%, 07/01/16	569
500	5.000%, 09/01/17	546

Bishop Street Funds	38

Hawaii Municipal Bond Fund
Schedule of Investments
(continued)

Face
Amount		Value
(000)		(000)
Hawaii — (continued)
	University of Hawaii, College Improvements Project, Ser A, RB, NPFGC Insured
$200	5.000%, 07/15/19	$218
	University of Hawaii, Ser A, RB
100	6.000%, 10/01/38	107
	University of Hawaii, Ser A, RB, AGC MBIA Insured
1,400	5.000%, 10/01/23	1,493
	University of Hawaii, Ser A, RB, MBIA Insured
400	4.500%, 07/15/32	367
	University of Hawaii, Ser A, RB, NPFGC Insured
975	5.000%, 07/15/21	1,054
150	5.000%, 07/15/22	161
2,300	4.500%, 07/15/23	2,390
	University of Hawaii, Ser A-2, RB
1,000	4.000%, 10/01/18	1,066

		126,022

Indiana — 0.7%
	Indiana Finance Authority, Highway Revenue, Ser A, RB, NPFGC Re-insures FGIC Insured
1,200	4.500%, 06/01/27	1,169

Iowa — 0.6%
	Iowa Finance Authority, Ser A, RB, GNMA/FNMA/FHLMC Insured
1,000	5.000%, 07/01/28	1,000

Maine — 0.5%
	Maine Health & Higher Educational Facilities Authority, Ser A, RB
750	5.250%, 07/01/31	758

Massachusetts — 0.4%
	University of Massachusetts Building Authority, Ser 1, RB
650	5.000%, 05/01/22	700

Nevada — 0.2%
	Nevada State, Municipal Bond Bank Project, Ser F, GO, AGM Insured
250	5.000%, 12/01/24	257

New Mexico — 0.5%
	New Mexico Mortgage Finance Authority, Ser B3, RB, AMT, GNMA/FNMA/FHLMC Insured
780	4.200%, 07/01/28	768

December 31, 2010	39	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
Schedule of Investments
(continued)

Face
Amount		Value
(000)		(000)
New York — 1.2%
	New York City Municipal Water Finance Authority, Ser BB, RB
$1,000	5.000%, 06/15/27	$1,030
	New York State, Dormitory Authority, Ser A, RB
1,000	3.100%, 07/01/17	1,022

		2,052

Oklahoma — 0.6%
	Tulsa Airports Improvement Trust, Ser B, RB
1,000	5.375%, 06/01/24	1,009

Oregon — 0.6%
	Oregon State, Ser C, GO
1,000	4.100%, 08/01/28	936

Puerto Rico — 4.5%
	Commonwealth of Puerto Rico, GO, NPFGC Insured
1,500	6.000%, 07/01/15	1,645
	Commonwealth of Puerto Rico, Public Improvement, GO, FSA Insured, Pre-Refunded @ 100
55	5.000%, 07/01/11 (B)	56
	Puerto Rico Electric Power Authority, Ser XX, RB
2,000	4.750%, 07/01/26	1,884
	Puerto Rico Electric Power Authority, Ser ZZ, RB
1,000	5.000%, 07/01/24	1,002
	Puerto Rico Highway & Transportation Authority, Ser AA-1, RB, AGM Insured
500	4.950%, 07/01/26	490
	Puerto Rico Highway & Transportation Authority, Ser AA-2, RB
500	5.300%, 07/01/35	465
	Puerto Rico Highway & Transportation Authority, Ser E, RB, AGM Insured
700	5.500%, 07/01/22	745
	Puerto Rico Highway & Transportation Authority, Ser N, RB, Assured Guarantee Insured
1,000	5.500%, 07/01/26	1,034

		7,321

South Carolina — 0.7%
	College of Charleston, Ser D, RB, XLCA Insured
765	4.500%, 04/01/37	666
	Sumter South Carolina, Waterworks & Sewer Improvement Systems, RB, XLCA Insured
500	5.000%, 12/01/21	521

		1,187

Bishop Street Funds	40

Hawaii Municipal Bond Fund
Schedule of Investments
(continued)

Face
Amount		Value
(000)/Shares		(000)
Texas — 0.3%
	City of El Paso Texas, GO
$500	4.000%, 08/15/16	$548

Washington — 2.0%
	County, of King Washington, GO
1,000	4.750%, 01/01/34	926
	County, of King Washington, RB, AGM Insured
710	5.000%, 01/01/30	717
	Washington State, Ser A, GO
1,500	5.000%, 07/01/30	1,530

		3,173

Wisconsin — 0.7%
	Wisconsin State, Ser D, GO, AGM Insured
1,000	5.000%, 05/01/21	1,083

TOTAL MUNICIPAL BONDS (Cost $157,591)		157,058

SHORT-TERM INVESTMENTS (C) — 2.5%

1,976,989	Dreyfus Cash Management Fund, Institutional Shares, 0.131%	1,977
1,976,989	Fidelity Institutional Tax-Exempt Portfolio, Institutional Shares, 0.135%	1,977

TOTAL SHORT-TERM INVESTMENTS (Cost $3,954)		3,954

TOTAL INVESTMENTS (Cost $161,545) — 100.3%		$161,012

Percentages are base on Net Assets of $160,552 ($ Thousands).

(A)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(B)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(C)	The rate shown is the 7-day effective yield as of December 31, 2010.
AGC — American Guarantee Corporation
AGM — Assured Guaranty Municipal Corp.
AMBAC — American Municipal Bond Assurance Company
AMT — Alternative Minimum Tax
BHAC — Berkshire Hathaway Assurance Corporation
COP — Certificate of Participation
ETM — Escrowed to Maturity
FGIC — Financial Guarantee Insurance Corporation

December 31, 2010	41	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund
Schedule of Investments
(concluded)
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Corporation
FSA — Financial Security Assurance
GNMA — Government National Mortgage Corporation
GO — General Obligation
MBIA — Municipal Bond Investors Assurance
NPFGC — National Public Finance Guarantee Corporation
RB — Revenue Bond
Ser — Series
XLCA — XL Capital
Cost Figures are shown in Thousands.
The accompanying notes are an integral part of the financial statements.

Bishop Street Funds	42

BISHOP STREET
MANAGEMENT DISCUSSION
FUNDS
Government Money Market Fund
The US recovery continued throughout the 2010 calendar year. At the beginning of the year, investors expected a significant rebound in economic growth and were focused on the risk of rising short term interest rates. The yield curve steepened in expectation of a tightening of monetary policy later in the year. However, growth failed to materialize in significant magnitude and investor sentiment shifted to concern over a double dip recession. Interest rates subsequently declined across the yield curve as the Federal Reserve (“Fed”) discussed increasing non-traditional monetary stimulus through additional security purchases otherwise known as “quantitative easing”. Ultimately, the Fed announced plans for US Treasury purchases of an estimated $600 billion through June 2011. Markets responded positively to the announcement and the coincident improvement in economic data. Despite positive developments in the financial markets, the money market industry continued to experience an extremely low interest rate environment.
The pace of economic growth slowed in the middle of the year before regaining momentum in the fourth quarter. Evidence of the recovery was most apparent in data from the manufacturing sector which continued to expand throughout the year. Consumption rebounded from low levels as the year progressed. The labor sector, however, continued to lag. Despite positive job growth in 2010, the labor sector has been unable to offset the significant number of job losses experienced during the recession. A sustainable increase in consumption would seem unlikely to occur until after the unemployment rate declines.
A consequence of monetary stimulus is depressed short-term interest rates. In the past year, short term government yields remained at the lowest levels in history. The low interest rate environment can be attributed to the near-zero federal funds target rate. The challenges of low interest rates are most evident

December 31, 2010	43	www.bishopstreetfunds.com

BISHOP STREET
MANAGEMENT DISCUSSION
FUNDS
in the money market industry which has a significant exposure to short term US Treasury Bills. The elevated allocation to low yielding Treasury Bills has depressed fund yields across the industry.
The Bishop Street Government Money Market Fund maintained a very conservative investment strategy, limiting investments to US Treasury and Agency Obligations. The maturity of the portfolio was extended slightly in duration to take advantage of yield opportunities further out the yield curve, but within the limitations of the revised regulatory framework. The Money Market fund is regulated by Rule 2a-7 of the Investment Company Act of 1940. The Securities and Exchange Commission (SEC) amended Rule 2a-7 in early 2010. The amendments provided increased transparency and a reduced level of risk for investors. We continue to strive to improve the yield of the Fund while maintaining a high level of credit quality.
This represents the management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Bishop Street Funds	44

Government Money Market Fund

†† Percentages are based on total investments.
Schedule of Investments

Face
Amount		Value
(000)		(000)

	U.S. GOVERNMENT AGENCY OBLIGATIONS (A) — 58.3%

	FHLB
$2,000	0.130%, 01/07/11	$2,000
7,500	0.175%, 01/14/11	7,499
5,000	0.150%, 01/18/11	5,000
3,500	0.165%, 01/19/11	3,500
3,000	0.175%, 01/26/11	3,000
	FHLMC
4,000	0.240%, 01/18/11	3,999
7,500	0.180%, 02/07/11	7,498
3,000	0.180%, 02/22/11	2,999
2,889	0.180%, 03/07/11	2,888
3,000	0.180%, 03/28/11	2,999
	FNMA
6,250	0.144%, 01/12/11	6,250
3,500	0.170%, 02/01/11	3,499
15,401	0.174%, 02/14/11	15,398
3,600	0.185%, 02/16/11	3,599
2,200	0.200%, 03/01/11	2,199
1,000	0.170%, 03/07/11	1,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $73,327)		73,327

	U.S. TREASURY OBLIGATIONS (A) — 31.5%
	U.S. Treasury Bill
3,000	0.100%, 01/06/11	3,000
11,600	0.113%, 01/13/11	11,600
5,000	0.158%, 01/20/11	5,000
10,000	0.128%, 01/27/11	9,999
2,000	0.120%, 02/03/11	2,000
5,000	0.125%, 02/10/11	4,999
3,000	0.110%, 02/24/11	2,999

TOTAL U.S. TREASURY OBLIGATIONS (Cost $39,597)		39,597

December 31, 2010	45	www.bishopstreetfunds.com

Government Money Market Fund
Schedule of Investments
(concluded)

		Value
Shares		(000)

	SHORT- TERM INVESTMENTS (B) — 12.6%

5,248,966	AIM STIT-Government & Agency Portfolio, 0.020%	$5,249
5,408,026	Dreyfus Government Cash Management Fund, Institutional Shares, 0.040%	5,408
5,248,966	Fidelity Institutional Government Fund, Institutional Shares, 0.034%	5,249

TOTAL SHORT- TERM INVESTMENTS (Cost $15,906)		15,906

TOTAL INVESTMENTS (Cost $128,830†) — 102.4%		$128,830

Percentages are base on Net Assets of $125,772 ($Thousands).

†	For Federal tax purposes, the Fund’s aggregate tax cost is equal to book cost.

(A)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

(B)	The rate shown is the 7-day effective yield as of December 31, 2010.

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Corporation

Cost Figures are shown in Thousands.
The accompanying notes are an integral part of the financial statements.

Bishop Street Funds	46

Bishop Street Funds
Statements of Assets and Liabilities
December 31, 2010
(In Thousands)

			High
	Strategic	Dividend	Grade
	Growth	Value	Income
	Fund	Fund	Fund

Assets:
Investments, at Cost	$38,765	$48,348	$97,694
Repurchase Agreements, at Cost	—	9,400	15,100

Investments, at Value	$49,834	$54,208 (1)	$103,469 (1)
Repurchase Agreements, at Value	—	9,400	15,100
Receivable for Investment Securities Sold	418	—	—
Dividends and Interest Receivable	24	109	1,041
Receivable for Fund Shares Sold	7	—	7
Due from Shareholder Servicing Agent	6	7	13
Due from Advisor	—	9	11
Due from Administrator	3	4	7
Reclaim Receivable	—	1	—
Prepaid Expenses	3	2	6

Total Assets	50,295	63,740	119,654

Liabilities:
Payable for Investment Securities Purchased	169	—	—
Advisory Fees Payable	31	34	49
Shareholder Servicing Fees Payable	10	11	22
Administrative Fees Payable	8	9	18
Chief Compliance Officer Fees Payable	1	1	2
Income Distribution Payable	—	—	115
Collateral on Securities Loaned	—	9,798	15,518
Other Accrued Expenses Payable	22	23	45

Total Liabilities	241	9,876	15,769

Net Assets	$50,054	$53,864	$103,885

Paid-in Capital	$50,055	$70,668	$97,927
Undistributed Net Investment Income	13	—	2
Accumulated Net Realized Gain (Loss) on Investments	(11,083)	(22,664)	181
Net Unrealized Appreciation on Investments	11,069	5,860	5,775

Net Assets	$50,054	$53,864	$103,885

Class I Shares:
Net Assets	$50,054	$53,864	$103,885
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,956	6,206	9,966
Net Asset Value, Offering and Redemption Price Per Share — Class I (Net Assets ÷ Shares Outstanding)	$12.65	$8.68	$10.42

(1)	Included in “Investments, at Value” is the market value of securities on loan in the amounts of $9,555 ($ Thousands), and $15,030 ($ Thousands) for the Dividend Value and High Grade Income Funds, respectively.
Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

December 31, 2010	47	www.bishopstreetfunds.com

Bishop Street Funds
Statements of Assets and Liabilities
December 31, 2010
(In Thousands)

	Hawaii	Government
	Municipal	Money
	Bond	Market
	Fund	Fund

Assets:
Investments, at Cost	$161,545	$128,830

Investments, at Value	$161,012	$128,830
Interest Receivable	2,982	—
Receivable for Investment Securities Sold	479	—
Receivable for Fund Shares Sold	343	—
Due from Shareholder Servicing Agent	21	27
Due from Administrator	19	9
Due from Advisor	18	56
Prepaid Expenses	9	8

Total Assets	164,883	128,930

Liabilities:
Payable for Investment Securities Purchased	3,734	3,000
Income Distribution Payable	403	—
Advisory Fees Payable	48	32
Shareholder Servicing Fees Payable	34	27
Administrative Fees Payable	28	21
Distribution Fees Payable	6	10
Chief Compliance Officer Fees Payable	4	3
Other Accrued Expenses Payable	74	65

Total Liabilities	4,331	3,158

Net Assets	$160,552	$125,772

Paid-in Capital	$161,124	$125,772
Undistributed Net Investment Income	6	—
Accumulated Net Realized Loss on Investments	(45)	—
Net Unrealized Depreciation on Investments	(533)	—

Net Assets	$160,552	$125,772

Class I Shares:
Net Assets	$132,392	$77,507
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	12,720	77,513
Net Asset Value, Offering and Redemption Price Per Share — Class I (Net Assets / Shares Outstanding)	$10.41	$1.00

Class A Shares:
Net Assets	$28,160	$48,265
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,706	48,263
Net Asset Value, Offering and Redemption Price Per Share — Class A (Net Assets / Shares Outstanding)	$10.41	$1.00

Maximum Offering Price Per Share — Class A ($10.41 ÷ 97.00%)	$10.73	$ N/A

Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Bishop Street Funds	48

Bishop Street Funds
Statements of Operations
For the year ended December 31, 2010
(In Thousands)

			High
	Strategic	Dividend	Grade
	Growth	Value	Income
	Fund	Fund	Fund

Investment Income:
Dividend Income	$544	$1,542	$3
Interest Income	—	—	5,395
Securities Lending, Net of commissions paid to lending agent	—	9	20
Less: Foreign Taxes Withheld	(2)	(10)	—

Total Investment Income	542	1,541	5,418

Expenses:
Investment Adviser Fees	396	376	660
Shareholder Servicing Fees	134	127	300
Administrative Fees	107	102	240
Chief Compliance Officer Fees	1	1	2
Transfer Agent Fees	38	37	53
Printing Fees	13	12	29
Legal Fees	10	61	21
Audit Fees	9	10	20
Trustees’ Fees	6	6	13
Custody Fees	5	5	6
Registration Fees	3	3	16
Line of Credit	2	1	—
Miscellaneous Expenses	7	8	32

Total Expenses	731	749	1,392

Less Waivers:
Investment Adviser Fees	—	(97)	(206)
Administrative Fees	(43)	(41)	(96)
Shareholder Servicing Fees	(80)	(76)	(180)

Total Waivers	(123)	(214)	(482)

Total Net Expenses	608	535	910

Net Investment Income (Loss)	(66)	1,006	4,508

Net Realized Gain (Loss) on Investments	2,961	(861)	3,134
Net Change in Unrealized
Appreciation (Depreciation) on Investments	5,356	6,186	(592)

Net Realized and Unrealized Gain on Investments	8,317	5,325	2,542

Increase in Net Assets Resulting from Operations	$8,251	$6,331	$7,050

Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

December 31, 2010	49	www.bishopstreetfunds.com

Bishop Street Funds
Statements of Operations
For the year ended December 31, 2010
(In Thousands)

	Hawaii	Government
	Municipal	Money
	Bond	Market
	Fund	Fund

Investment Income:
Interest Income	$6,858	$230
Dividend Income	2	3

Total Investment Income	6,860	233

Expenses:
Investment Adviser Fees	587	411
Shareholder Servicing Fees	420	342
Administrative Fees	336	274
Distribution Fees, Class A	71	109
Chief Compliance Officer Fees	4	3
Transfer Agent Fees	86	76
Printing Fees	41	34
Audit Fees	32	26
Legal Fees	30	22
Trustees’ Fees	18	14
Registration Fees	10	10
Custody Fees	8	7
Line of Credit	1	—
Rating Expense	—	30
Miscellaneous Expenses	56	35

Total Expenses	1,700	1,393

Less Waivers:
Shareholder Servicing Fees	(252)	(342)
Investment Adviser Fees	(234)	(411)
Administrative Fees	(218)	(110)
Expenses Reimbursed by Advisor	—	(297)

Total Waivers and Reimbursements	(704)	(1,160)

Total Net Expenses	996	233

Net Investment Income	5,864	—

Net Realized Gain on Investments	1,232	—
Net Change in Unrealized (Depreciation) on Investments	(4,196)	—

Net Realized and Unrealized Loss on Investments	(2,964)	—

Increase in Net Assets Resulting from Operations	$2,900	$—

Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

Bishop Street Funds	50

Bishop Street Funds
Statements of Changes in Net Assets
For the years ended December 31,
(In Thousands)

	Strategic		Dividend
	Growth Fund		Value Fund
	2010	2009	2010	2009

Investment Activities from Operations:
Net Investment Income (Loss)	$(66)	$(1)	$1,006	$430
Net Realized Gain (Loss) on Investments	2,961	(7,091)	(861)	(13,050)
Net Change in Unrealized Appreciation on Investments	5,356	24,203	6,186	25,495

Increase in Net Assets Resulting from Operations	8,251	17,111	6,331	12,875

Dividends and Distributions to Shareholders:
Net Investment Income:
Class I Shares	—	—	(1,009)	(437)
Return of Capital:
Class I Shares	—	—	(1)	—

Total Dividends and Distributions to Shareholders	—	—	(1,010)	(437)

Capital Share Transactions:
Class I Shares:
Proceeds from Shares Issued	3,215	3,665	9,567	2,362
Reinvestments of Cash Distributions	—	—	668	296
Cost of Shares Redeemed	(22,341)	(22,084)	(11,951)	(16,696)

Net Decrease in Net Assets from Capital Share Transactions	(19,126)	(18,419)	(1,716)	(14,038)

Total Increase (Decrease) in Net Assets	(10,875)	(1,308)	3,605	(1,600)

Net Assets:
Beginning of Year	60,929	62,237	50,259	51,859

End of Year	$50,054	$60,929	$53,864	$50,259

Undistributed Net Investment Income	$13	$2	$—	$—

Share Transactions:
Class I Shares:
Shares Issued	292	411	1,225	394
Shares Issued in Lieu of Cash Distributions	—	—	83	46
Shares Redeemed	(2,063)	(2,386)	(1,522)	(2,629)

Net Decrease in Shares Outstanding from Share Transactions	(1,771)	(1,975)	(214)	(2,189)

Amounts designated as “—” are either $0 or zero shares or have been rounded to $0 or zero shares.
The accompanying notes are an integral part of the financial statements.

December 31, 2010	51	www.bishopstreetfunds.com

Bishop Street Funds
Statements of Changes in Net Assets
For the years ended December 31,
(In Thousands)

	High Grade		Hawaii Municipal
	Income Fund		Bond Fund
	2010	2009	2010	2009

Investment Activities from Operations:
Net Investment Income	$4,508	$5,107	$5,864	$5,913
Net Realized Gain (Loss) on Investments	3,134	6,222	1,232	(634)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(592)	(1,128)	(4,196)	9,340

Increase in Net Assets Resulting from Operations	7,050	10,201	2,900	14,619

Dividends and Distributions to Shareholders:
Net Investment Income:
Class I Shares	(4,420)	(5,099)	(4,928)	(5,052)
Class A Shares	—	—	(936)	(864)
Capital Gains:
Class I Shares	(4,220)	(4,015)	(191)	—
Class A Shares	—	—	(40)	—

Total Dividends and Distributions	(8,640)	(9,114)	(6,095)	(5,916)

Capital Share Transactions:
Class I Shares:
Proceeds from Shares Issued	12,656	27,826	16,162	15,742
Reinvestments of Cash Distributions	5,495	5,616	665	704
Cost of Shares Redeemed	(39,010)	(30,171)	(21,661)	(14,730)

Total Class I Capital Share Transactions	(20,859)	3,271	(4,834)	1,716

Class A Shares:
Proceeds from Shares Issued	—	—	5,975	2,270
Reinvestments of Cash Distributions	—	—	529	413
Cost of Shares Redeemed	—	—	(3,900)	(1,639)

Total Class A Capital Share Transactions	—	—	2,604	1,044

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(20,859)	—	(2,230)	2,760

Total Increase (Decrease) in Net Assets	(22,449)	4,358	(5,425)	11,463

Net Assets:
Beginning of Year	126,334	121,976	165,977	154,514

End of Year	$103,885	$126,334	$160,552	$165,977

Undistributed Net Investment Income	$2	$2	$6	$7

Share Transactions:
Class I Shares:
Shares Issued	1,165	2,641	1,506	1,507
Shares Issued in Lieu of Cash Distributions	515	524	62	67
Shares Redeemed	(3,575)	(2,851)	(2,024)	(1,412)

Total Class I Transactions	(1,895)	314	(456)	162

Class A Shares:
Shares Issued	—	—	555	218
Shares Issued in Lieu of Cash Distributions	—	—	50	39
Shares Redeemed	—	—	(358)	(156)

Total Class A Transactions	—	—	247	101

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(1,895)	314	(209)	263

Amounts designated as “—” are either $0 or zero shares or have been rounded to $0 or zero shares.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds	52

Bishop Street Funds
Statements of Changes in Net Assets
For the years ended December 31,
(In Thousands)

	Government
	Money Market
	Fund
	2010	2009

Investment Activities from Operations:
Net Investment Income	$—	$47
Net Realized Gain on Investments	—	55

Increase in Net Assets Resulting from Operations	—	102

Dividends and Distributions to Shareholders:
Net Investment Income:
Class I Shares	—	(47)
Capital Gains:
Class I Shares	(1)	(26)
Class A Shares	—	(15)

Total Dividends and Distributions	(1)	(88)

Capital Share Transactions (All at $1.00 per share):
Class I Shares:
Proceeds from Shares Issued	230,825	384,869
Reinvestments of Cash Distributions	1	51
Cost of Shares Redeemed	(235,723)	(466,696)

Total Class A Capital Share Transactions	(4,897)	(81,776)

Class A Shares:
Proceeds from Shares Issued	38,705	47,093
Reinvestments of Cash Distributions	—	15
Cost of Shares Redeemed	(35,673)	(62,319)

Total Class I Capital Share Transactions	3,032	(15,211)

Net Decrease in Net Assets from Capital Share Transactions	(1,865)	(96,987)

Total Decrease in Net Assets	(1,866)	(96,973)

Net Assets:
Beginning of Year	127,638	224,611

End of Year	$125,772	$127,638

Amounts designated as “—” are either $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

December 31, 2010	53	www.bishopstreetfunds.com

Bishop Street Funds
Financial Highlights
For a share outstanding throughout the years ended December 31,

		Investment Activities		Total	Dividends and
	Net Asset	Net	Net Realized	Investment	Distributions from		Total
	Value,	Investment	and Unrealized	Activities	Net		Dividends
	Beginning	Income	Gain (Loss) on	from	Investment	Capital	and
	of Year	(Loss)(1)	Investments	Operations	Income	Gains	Distributions
STRATEGIC GROWTH FUND
Class I Shares:
2010	$10.64	$(0.01)	$2.02	$2.01	$—	$—	$—
2009	8.08	— **	2.56	2.56	—	—	—
2008	14.05	(0.02)	(5.73)	(5.75)	—	(0.22)	(0.22)
2007	14.84	(0.03)	1.53	1.50	—	(2.29)	(2.29)
2006	14.35	(0.03)	1.41	1.38	—	(0.89)	(0.89)
DIVIDEND VALUE FUND
Class I Shares:
2010	$7.83	$0.16	$0.85	$1.01	$(0.16)	$— ‡	$(0.16)
2009	6.02	0.06	1.81	1.87	(0.06)	—	(0.06)
2008	10.54	0.07	(4.47)	(4.40)	(0.07)	(0.05)	(0.12)
2007	10.62	0.04	0.52	0.56	(0.04)	(0.60)	(0.64)
2006(2)	10.00	0.04	0.62	0.66	(0.04)	—	(0.04)
HIGH GRADE INCOME FUND
Class I Shares:
2010	$10.65	$0.41	$0.18	$0.59	$(0.40)	$(0.42)	$(0.82)
2009	10.56	0.43	0.44	0.87	(0.43)	(0.35)	(0.78)
2008	10.15	0.43	0.41	0.84	(0.43)	—	(0.43)
2007	9.94	0.44	0.21	0.65	(0.44)	—	(0.44)
2006	10.06	0.41	(0.12)	0.29	(0.41)	—	(0.41)
HAWAII MUNICIPAL BOND FUND
Class I Shares:
2010	$10.62	$0.38	$(0.20)	$0.18	$(0.38)	$(0.01)	$(0.39)
2009	10.05	0.38	0.57	0.95	(0.38)	—	(0.38)
2008	10.56	0.40	(0.51)	(0.11)	(0.40)	—	(0.40)
2007	10.77	0.42	(0.16)	0.26	(0.42)	(0.05)	(0.47)
2006	10.77	0.43	0.04	0.47	(0.43)	(0.04)	(0.47)
Class A Shares:
2010	$10.62	$0.35	$(0.20)	$0.15	$(0.35)	$(0.01)	$(0.36)
2009	10.05	0.36	0.57	0.93	(0.36)	—	(0.36)
2008	10.56	0.38	(0.51)	(0.13)	(0.38)	—	(0.38)
2007	10.77	0.39	(0.16)	0.23	(0.39)	(0.05)	(0.44)
2006	10.77	0.40	0.04	0.44	(0.40)	(0.04)	(0.44)

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

‡	Includes Return of Capital which is less than $0.001 per share.

*	Annualized.

**	Amount represents less than $0.01.

(1)	Per share calculated using average shares.

(2)	The Fund commenced operations on May 3, 2006.
Amounts designated as “—” are either $0 or have been rounded to $0.

Bishop Street Funds	54

			Ratio of	Ratio of Expenses	Ratio of Net
Net Asset		Net Assets	Expenses to	to Average	Investment
Value,		End of	Average	Net Assets	Income (Loss)	Portfolio
End of	Total	Year	Net	(Excluding	to Average	Turnover
Year	Return†	(000)	Assets	Waivers)	Net Assets	Rate

$12.65	18.89%	$50,054	1.14%	1.37%	(0.12)%	53%
10.64	31.68	60,929	1.11	1.34	0.00	54
8.08	(41.46)	62,237	1.06	1.29	(0.19)	73
14.05	10.10	126,384	1.07	1.30	(0.22)	61
14.84	9.78	142,929	1.06	1.30	(0.23)	53

$8.68	13.07%	$53,864	1.05%	1.47%	1.98%	84%
7.83	31.28	50,259	1.05	1.36	0.89	82
6.02	(42.02)	51,859	1.05	1.30	0.84	75
10.54	5.24	101,342	1.05	1.31	0.38	65
10.62	6.63	102,850	1.05 *	1.32 *	0.64 *	51

$10.42	5.63%	$103,885	0.76%	1.16%	3.79%	39%
10.65	8.41	126,334	0.76	1.13	4.08	82
10.56	8.53	121,976	0.76	1.10	4.22	28
10.15	6.67	136,223	0.76	1.11	4.38	26
9.94	2.96	141,448	0.76	1.12	4.12	41

$10.41	1.70%	$132,392	0.55%	0.97%	3.54%	35%
10.62	9.63	139,872	0.55	0.95	3.68	27
10.05	(1.02)	130,807	0.55	0.93	3.91	36
10.56	2.47	144,828	0.55	0.93	3.92	25
10.77	4.42	138,333	0.55	0.93	3.99	41

$10.41	1.44%	$28,160	0.80%	1.22%	3.29%	35%
10.62	9.35	26,105	0.80	1.20	3.43	27
10.05	(1.27)	23,707	0.80	1.17	3.66	36
10.56	2.21	29,115	0.80	1.18	3.67	25
10.77	4.16	30,421	0.80	1.18	3.74	47
The accompanying notes are an integral part of the financial statements.

December 31, 2010	55	www.bishopstreetfunds.com

Bishop Street Funds
Financial Highlights
For a share outstanding throughout the years ended December 31,

		Investment Activities		Total	Dividends and
	Net Asset		Net Realized	Investment	Distributions from			Total
	Value,	Net	and Unrealized	Activities	Net			Dividends
	Beginning	Investment	Gain (Loss) on	from	Investment	Capital		and
	of Year	Income (Loss)(1)	Investments	Operations	Income	Gains		Distributions
GOVERNMENT MONEY MARKET FUND
Class I Shares:
2010	$1.00	$—	$—	$—	$—	$—	**	$— **
2009	1.00	— **	— **	— **	— **	—	**	— **
2008	1.00	0.02	—	0.02	(0.02)	—		(0.02)
2007	1.00	0.05	—	0.05	(0.05)	—		(0.05)
2006	1.00	0.05	—	0.05	(0.05)	—		(0.05)
Class A Shares:
2010	$1.00	$—	$—	$—	$—	$—		$—
2009	1.00	— **	— **	— **	— **	—	**	— **
2008	1.00	0.02	—	0.02	(0.02)	—		(0.02)
2007	1.00	0.05	—	0.05	(0.05)	—		(0.05)
2006	1.00	0.04	—	0.04	(0.04)	—		(0.04)

†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

**	Amount represents less than $0.01.

(1)	Per share calculated using average shares.

(2)	The Ratio of Expenses to Average Net Assets includes the impact of the cost of the Treasury Guarantee Program. If this expense had been subject to the adviser’s voluntary expense limitation, the ratio would have been .50% for Class I shares and .75% for Class A shares, for fiscal year ended 2008.
Amounts designated as “—” are either $0 or have been rounded to $0.

Bishop Street Funds	56

			Ratio of	Ratio of Expenses	Ratio of Net
Net Asset		Net Assets,	Expenses to	to Average	Investment
Value,		End of	Average	Net Assets	Income	Portfolio
End of	Total	Year	Net	(Excluding	to Average	Turnover
Year	Return†	(000)	Assets	Waivers)	Net Assets	Rate

$1.00	0.00%	$77,507	0.17%	0.94%	0.00%	N/A
1.00	0.05	82,407	0.33	0.89	0.04	N/A
1.00	2.18	164,165	0.51 (2)	2.19	0.88	N/A
1.00	4.86	179,725	0.50	4.75	0.86	N/A
1.00	4.63	159,044	0.50	4.55	0.86	N/A

$1.00	0.00%	$48,265	0.17%	1.19%	0.00%	N/A
1.00	0.03	45,233	0.35	1.14	0.00	N/A
1.00	1.93	60,446	0.76 (2)	1.94	1.13	N/A
1.00	4.60	63,568	0.75	4.50	1.11	N/A
1.00	4.37	59,212	0.75	4.33	1.11	N/A
The accompanying notes are an integral part of the financial statements.

December 31, 2010	57	www.bishopstreetfunds.com

Bishop Street Funds
Notes to Financial Statements
December 31, 2010
The amounts included in the Notes to Financial Statements are in thousands unless otherwise noted.
1. ORGANIZATION
     The Bishop Street Funds (the “Trust”) are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of five funds (each a Fund, collectively the “Funds”) which includes the Strategic Growth Fund, Dividend Value Fund (formerly Large Cap Core Equity Fund) High Grade Income Fund, Hawaii Municipal Bond Fund, and the Government Money Market Fund. Each Fund is diversified, with the exception of Hawaii Municipal Bond Fund, which is non-diversified. Class A Shares of the Hawaii Municipal Bond Fund are subject to a sales load as disclosed in the prospectus. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies.
2. SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Trust.
Use of Estimates in the Preparation of Financial Statements
     The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Security Valuation
     The Funds’ investments in equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price in the most advantageous market, if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Bishop Street Funds	58

     Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Funds’ Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
     Investment securities held by the Government Money Market Fund are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.
     In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

December 31, 2010	59	www.bishopstreetfunds.com

Bishop Street Funds
     As of December 31, 2010, all of the Strategic Growth Fund’s investments were considered level 1. There were no significant transfers between Level 1 and Level 2 assets and liabilities. For details of the investment classification, reference the Schedule of Investments.
     The following is a summary of the inputs used as of December 31, 2010 in valuing the following Fund’s investments carried at value:
Dividend Value Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$51,553	$—	$—	$51,553
Exchange Traded Fund	969	—	—	969
Preferred Stock	200	—	—	200
Short-Term Investments	1,486	—	—	1,486
Repurchase Agreement	—	9,400	—	9,400

Total Investments in Securities	$54,208	$9,400	$—	$63,608

High Grade Income Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$57,326	$—	$57,326
U.S. Government Agency Obligations	—	16,022	—	16,022
U.S. Treasury Obligations	—	13,484	—	13,484
Asset-Backed Securities	—	8,268	—	8,268
U.S. Government Mortgage-Backed Obligations	—	4,134	—	4,134
Municipal Bonds	—	1,495	—	1,495
Short-Term Investments	2,740	—	—	2,740
Repurchase Agreement	—	15,100	—	15,100

Total Investments in Securities	$2,740	$115,829	$—	$118,569

Hawaii Municipal Bond Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$157,058	$—	$157,058
Short-Term Investments	3,954	—	—	3,954

Total Investments in Securities	$3,954	$157,058	$—	$161,012

Bishop Street Funds	60

Government Money Market Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$73,327	$—	$73,327
U.S. Treasury Obligations	—	39,597	—	39,597
Short-Term Investments	15,906	—	—	15,906

Total Investments in Securities	$15,906	$112,924	$—	$128,830

     For the year ended December 31, 2010, there were no significant transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2010, there have been no significant changes to the Funds’ fair value methodologies.
Federal Income Taxes
     It is each Fund’s intention to continue to qualify as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision for federal income taxes is required.
     The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than- not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
Security Transactions and Investment Income
     Security transactions are accounted for on trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Interest income is recorded on the accrual basis and dividend income is recorded on ex-dividend date.
     Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income. The High Grade Income and Hawaii Municipal Bond Funds use the effective interest method. The Government Money Market Fund uses the straight line method, which approximates the effective interest method.

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Bishop Street Funds
Repurchase Agreements
     In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash; debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
Classes
     Class-specific expenses are borne by the applicable class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets. Distribution fees are the only class-specific expense.
Expenses
     Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each of the Funds on the basis of relative net assets.
Dividends and Distributions to Shareholders
     The Strategic Growth and Dividend Value, (formerly Large Cap Core Equity Fund) Funds declare and pay dividends from any net investment income, if available, on a quarterly basis. Dividends from net investment income are declared daily and paid on a monthly basis for the High Grade Income, Hawaii Municipal Bond, and Government Money Market Funds. Any net realized capital gains will be distributed at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date.
Front-End Sales Commission
     Front-End sales commissions (the “sales charges”) are not recorded as expenses of the Hawaii Municipal Bond Fund. Front-end sales commissions are deducted from proceeds from the sales of Hawaii Municipal Bond Fund shares prior to investment in Class A shares.
Cash Overdraft Charges
     Per the terms of an informal agreement with Union Bank, N.A., the custodian of the Funds, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of the Prime Rate plus 4.00%. Cash overdraft charges are included in miscellaneous

Bishop Street Funds	62

expenses on the Statements of Operations. For the year ended December 31, 2010, there were no cash overdraft charges.
3. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENT
     Investment advisory services are provided to the Funds by Bishop Street Capital Management (the “Adviser”), a registered adviser and wholly owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of Banc West Corporation, itself a subsidiary of BNP Paribas. The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Strategic Growth and the Dividend Value Funds, 0.55% of the average daily net assets of the High Grade Income Fund, 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund, and 0.30% of the average daily net assets of the Government Money Market Fund. Beginning April 30, 2010, the Adviser has contractually agreed to waive a portion of its advisory fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. Prior to April 30, 2010 these waivers were voluntary, with the same stated rates. The contractual expense limitations are as follows:

Strategic Growth Fund, Class I Shares	1.25%
Dividend Value Fund, Class I Shares	1.05%
High Grade Income Fund, Class I Shares	0.76%
Hawaii Municipal Bond Fund, Class I Shares	0.55%
Hawaii Municipal Bond Fund, Class A Shares	0.80%
Government Money Market Fund, Class I Shares	0.50%
Government Money Market Fund, Class A Shares	0.75%
These fees and waivers are labeled on the Statement of Operations as “Investment Adviser Fees.”
     If at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and contractual expense limitations to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place. As of December 31, 2010, there were no recaptures made.
     BNP Paribas Asset Management, Inc. (“BNP PAM”) serves as the investment sub-adviser for the Strategic Growth Fund, pursuant to a sub-adviser agreement. BNP PAM is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.37% of the average daily net assets of the Strategic Growth Fund.
     Fischer Francis Trees & Watts, Inc. (“FFTW”) serves as the investment sub-adviser for the Government Money Market Fund. FFTW is entitled to receive from the Adviser a fee,

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Bishop Street Funds
computed daily and paid monthly, at the annual rate of 0.060% of the average daily net assets of the Government Money Market Fund up to $500 million and 0.020% of the average daily net assets of the Government Money Market Fund in excess of $500 million.
     Columbia Management Advisors, LLC (“Columbia”) serves as the investment sub-adviser for the Dividend Value Fund, (formerly Large Cap Core Equity Fund), pursuant to a sub-adviser agreement dated May 24, 2010. Columbia is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate based on the average daily net assets of the Dividend Value Fund, (formerly Large Cap Core Equity Fund), under the following fee schedule: 0.360% on the first $75 million; 0.350% on the next $75 million; 0.325% on the next $100 million; 0.300% on the next $250 million; and 0.250% on assets over $500 million.
     Union Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. These fees are labeled on the Statement of Operations as “Custodian Fees.”
4. ADMINISTRATIVE, TRANSFER AGENT AND DISTRIBUTION SERVICES
     Pursuant to an administration agreement (the “Agreement”), SEI Investments Global Funds Services (“GFS”), a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s Administrator. Under the terms of the Agreement, GFS is entitled to receive an annual fee of 0.20% of the average daily net assets of the Funds, and has voluntarily agreed to waive its administrative fee to 0.12% of each of the Funds’ average daily net assets excluding the Hawaii Municipal Bond Fund which is waived to 0.07% of its average daily net assets. These fees and waivers are labeled as “Administrative Fees” on the Statement of Operations.
     DST Systems, Inc. (“DST”) acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust. These fees are disclosed on the Statement of Operations as “Transfer Agent Fees”.
     SEI Investments Distribution Co. (“SIDCO”), a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s Distributor pursuant to the distribution agreement. The Funds have adopted a Distribution Plan (the “Plan”) on behalf of Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution expenses. SIDCO, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund’s Class A Shares. This fee is disclosed as “Distribution Fees, Class A” in the Hawaii Municipal Bond Fund on the Statement of Operations.

Bishop Street Funds	64

     The Trust has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee not to exceed an annual rate of 0.25% of the average daily net asset value of all shares of each fund, which is computed daily and paid monthly. Under the shareholder service plan, SIDCO may perform, or may compensate other service providers for performing various shareholder and administrative services. SIDCO may also retain as profit any difference between the fee it receives and amount it pays to third parties. For the period, SIDCO paid the entire amount of fees received under the shareholder service plan to First Hawaiian Bank, the Parent Company of Bishop Street Capital Management, for shareholder services performed for the Funds. SIDCO has voluntarily agreed to waive 0.15% of its shareholder servicing fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. Additionally, SIDCO has voluntarily agreed to waive a portion of its shareholder servicing fee in order to limit the one-day net income yield of the Government Money Market Fund to not less than 0.00% of the average daily net assets. These fees and waivers are represented as “Shareholder Servicing Fees” on the Statement of Operations.
     Once all of the Shareholder Servicing Fees have been waived, the Adviser has voluntarily agreed to further waive and reduce their fees and/or reimburse certain expenses of the Government Money Market Fund in order to maintain a one-day net income yield (yield floor) of the Fund of not less than 0.00% of the Fund’s average daily net assets. The following table shows waivers, with respect to such yield floor for the year ended December 31, 2010:

Investment	Shareholder
Advisory Fee	Servicing Fees
Waived/Reimbursed (000)	Waiver (000)
$427	$137
5. TRANSACTIONS WITH AFFILIATES
     Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.
     A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and expenses have been approved by and are reviewed by the Board. These fees are disclosed on the Statement of Operations as “Chief Compliance Officer Fees”.

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Bishop Street Funds
6. SECURITIES LENDING
     The Fund may lend securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It’s the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. At December 31, 2010, four counter parties held 86.17% of the total securities on loan of the Dividend Value Fund, (formerly Large Cap Core Equity Fund), and four counterparties held 83.50% of the total securities on loan of the High Grade Income Fund. These securities are disclosed on the Statement of Assets and Liabilities as “Collateral on Securities Loaned.” Income from securities lending can be found on the Statement of Operations.
7. INVESTMENT TRANSACTIONS
     The cost of security purchases and the proceeds from the sale and maturities of securities, other than short-term investments, for the year ended December 31, 2010 are presented below for the Funds.

	Strategic	Dividend	High Grade	Hawaii
	Growth	Value	Income	Municipal
	Fund	Fund	Fund	Bond Fund
Purchases
U.S. Government Securities	$—	$—	$30,731	$—
Other	27,828	41,437	12,334	57,352
Sales and Maturities
U.S. Government Securities	$—	$—	$18,843	$—
Other	47,261	43,750	46,727	59,256

Bishop Street Funds	66

8. FEDERAL TAX INFORMATION
     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America.
     As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income/(loss), paid-in capital or accumulated net realized gain/(loss), as appropriate, in the period that the differences arise.
     Accordingly, the following permanent differences, primarily attributable to paydown gains and losses, net operating losses, REIT adjustments, and distributions have been reclassified:

		Undistributed	Accumulated
	Paid in	Net Investment	Net Realized
	Capital	Income (Loss)	Gain (Loss)
Strategic Growth Fund	$(77)	$77	$—
Dividend Value Fund	(1)	3	(2)
High Grade Income Fund	—	(88)	88
Hawaii Municipal Bond Fund	—	(1)	1
Government Money Market Fund	(1)	—	1
     The tax character of dividends and distributions declared during the years ended December 31, 2010 and 2009 were as follows:

	Ordinary	Tax Exempt	Long-Term	Return of
	Income	Income	Capital Gain	Capital	Total
Strategic Growth Fund
2010	$—	$—	$—	$—	$—
2009	—	—	—	—	—
Dividend Value Fund
2010	$1,009	$—	$—	$1	$1,010
2009	437	—	—	—	437
High Grade Income Fund
2010	$6,023	$—	$2,617	$—	$8,640
2009	5,220	—	3,894	—	9,114

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Bishop Street Funds

	Ordinary	Tax Exempt	Long-Term	Return of
	Income	Income	Capital Gain	Capital	Total
Hawaii Municipal Bond Fund
2010	$—	$5,865	$230	$—	$6,095
2009	—	5,916	—	—	5,916
Government Money Market Fund
2010	$1	$—	$—	$—	$1
2009	88	—	—	—	88
     As of December 31, 2010, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Strategic	Dividend	High Grade	Hawaii
	Growth	Value	Income	Municipal
	Fund	Fund	Fund	Bond Fund
Undistributed Tax Exempt Income	$—	$—	$—	$1
Undistributed Long-Term Capital Gain	—	—	181	—
Capital Loss Carryforwards	(11,031)	(22,031)	—	—
Post October Losses	—	—	—	(41)
Unrealized Appreciation	11,018	5,227	5,777	(532)
Other Temporary Differences	12	—	—	—

Total Distributable Earnings	$(1)	$(16,804)	$5,958	$(572)

     Post-October losses represent losses realized on investment transactions from November 1, 2010 through December 31, 2010 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.
     For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains as follows:

	Strategic	Dividend
	Growth	Value
	Fund	Fund
Dec. 2016	$—	$5,568
Dec. 2017	11,031	14,624
Dec. 2018	—	1,839

Total	$11,031	$22,031

Bishop Street Funds	68

     During the year ended December 31, 2010, the Strategic Growth Fund, and Hawaii Municipal Bond Fund utilized capital loss carryforwards of $1,672 and $1,020 to offset realized capital gains.
     The aggregate gross unrealized appreciation and depreciation of securities held by the Strategic Growth, Dividend Value, (formerly Large Cap Core Equity Fund), High Grade Income, and Hawaii Municipal Bond Funds for Federal income tax purposes at December 31, 2010 were as follows:

	Strategic	Dividend	High Grade	Hawaii
	Growth	Value	Income	Municipal
	Fund	Fund	Fund	Bond Fund
Federal Tax Cost	$38,816	$58,381	$112,792	$161,544
Gross Unrealized Appreciation	11,922	6,739	6,574	2,834
Gross Unrealized Depreciation	(904)	(1,512)	(797)	(3,366)

Net Unrealized Appreciation (Depreciation)	$11,018	$5,227	$5,777	$(532)

9. RISKS
     The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers’ ability to meet their obligations may be affected by economic developments in that state. In addition, each Fund’s investments in debt securities are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality debt securities generally are subject to less credit risk than funds that invest in lower quality debt securities.
     Certain debt securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases.
     The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods

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Bishop Street Funds
of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to the general prevailing interest rates at that time.
     In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.
10. LINE OF CREDIT
     The Funds entered into an agreement which enables them to participate in a $5 million unsecured committed revolving line of credit on a first come, first serve basis, with Union Bank, N.A. (the “Bank”) which expires June 09, 2011. The proceeds from the borrowings shall be used to finance the Funds short term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the year at the Bank current reference rate minus 1%. As of December 31, 2010 the Funds had no borrowings outstanding. For the year ended December 31, 2010, the Funds had borrowings costs of $2 for the Strategic Growth Fund, $1 for the Dividend Value Fund, (formerly Large Cap Core Equity Fund), less that $1 for the High Grade Income Fund and $1 for the Hawaii Municipal Bond Fund. The Funds borrowings average 124 days, at a weighted average interest rate of 2.25%.
11. OTHER
     At December 31, 2010, the percentage of total shares outstanding held by shareholders for each Fund, which comprised an omnibus account that was held on behalf of several individual shareholders, was as follows:

	Number of	% of Outstanding
	Shareholders	Shares
Strategic Growth Fund, Class I Shares	1	93.81%
Dividend Value Fund, Class I Shares	1	99.54
High Grade Income Fund, Class I Shares	2	95.78
Hawaii Municipal Bond Fund, Class I Shares	1	85.90
Hawaii Municipal Bond Fund, Class A Shares	1	20.10
Government Money Market Fund, Class I Shares	2	96.86
Government Money Market Fund, Class A Shares	1	99.79

Bishop Street Funds	70

12. ACCOUNTING PRONOUNCEMENT
     In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 will require reporting entities to make new disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.
13. SUBSEQUENT EVENT
     The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

December 31, 2010	71	www.bishopstreetfunds.com

Bishop Street Funds
Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Bishop Street Funds:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Growth Fund, Dividend Value Fund (formerly known as Large Cap Core Equity Fund), High Grade Income Fund, Hawaii Municipal Bond Fund, and Government Money Market Fund (constituting Bishop Street Funds, hereafter referred to as the “Funds”) at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 28, 2011

Bishop Street Funds	72

Bishop Street Funds	(unaudited)

Disclosure of Fund Expenses
All mutual funds have operating expenses. As a shareholder of a mutual fund you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution and service (12b-1), shareholder service fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the next page illustrates your Fund’s costs in two ways:
• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.
Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

December 31, 2010	73	www.bishopstreetfunds.com

Bishop Street Funds	(unaudited)
Disclosure of Fund Expenses

	Beginning	Ending
	Account	Account	Annualized	Expenses
	Value	Value	Expense	Paid During
	7/1/10	12/31/10	Ratios	Period*

Strategic Growth Fund — Class I
Actual Fund Return	$1,000.00	$1,286.90	1.13%	$6.51
Hypothetical 5% Return	1,000.00	1,019.51	1.13	5.75

Dividend Value Fund — Class I
Actual Fund Return	$1,000.00	$1,204.80	1.05%	$5.84
Hypothetical 5% Return	1,000.00	1,019.91	1.05	5.35

High Grade Income Fund — Class I
Actual Fund Return	$1,000.00	$1,012.90	0.76%	$3.86
Hypothetical 5% Return	1,000.00	1,021.37	0.76	3.87

Hawaii Municipal Bond Fund — Class I
Actual Fund Return	$1,000.00	$990.70	0.55%	$2.76
Hypothetical 5% Return	1,000.00	1,022.43	0.55	2.80

Hawaii Municipal Bond Fund — Class A
Actual Fund Return	$1,000.00	$989.40	0.80%	$4.01
Hypothetical 5% Return	1,000.00	1,021.17	0.80	4.08

Government Money Market Fund — Class I
Actual Fund Return	$1,000.00	$1,000.00	0.17%	$0.86
Hypothetical 5% Return	1,000.00	1,024.35	0.17	0.87

Government Money Market Fund — Class A
Actual Fund Return	$1,000.00	$1,000.00	0.17%	$0.86
Hypothetical 5% Return	1,000.00	1,024.35	0.17	0.87

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Bishop Street Funds	(unaudited)

Notice to Shareholders of Bishop Street Funds
     For shareholders that do not have a December 31, 2010 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2010 tax year end, please consult your tax adviser as to the pertinence of this notice.

		(A)*	(B)*
		Long Term	Ordinary	(C)*
		Capital Gains	Income	Tax
	Return of	Distributions	Distributions	Exempt
Fund	Capital	(Tax Basis)	(Tax Basis)	Interest
Strategic Growth Fund	0.00%	0.00%	0.00%	0.00%
Dividend Value Fund	0.13%	0.00%	99.87%	0.00%
High Grade Income Fund	0.00%	30.29%	69.71%	0.00%
Hawaii Municipal Bond Fund	0.00%	3.77%	0.00%	96.23%
Government Money Market Fund	0.00%	0.00%	100.00%	0.00%

*	Items (A), (B) and (C) are based on the percentage of each fund’s total distribution.

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction. This amount is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

Bishop Street Funds	76

     For the fiscal year ended December 31, 2010, each fund has designated the following items with regard to distributions paid during the year.

	(E)
	Dividends
	Qualifying
(D)	for				(I)
(A+B+C)	Corporate	(F)	(G)	(H)	Short-Term
Total	Dividends	Qualifying	U.S.	Interest	Capital
Distributions	Receivable	Dividend	Government	Related	Gain
(Tax Basis)	Deduction(1)	Income(2)	Interest(3)	Dividends(4)	Dividends(5)
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
100.00%	0.00%	0.00%	7.91%	81.60%	100.00%
100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
100.00%	0.00%	0.00%	100.00%	93.64%	100.00%

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

December 31, 2010	77	www.bishopstreetfunds.com

Bishop Street Funds
Board of Trustees and Officers
Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs, Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of
Age[1]	the Trust	Time Served[2]

INTERESTED BOARD MEMBERS

ROBERT A. NESHER 64 yrs. old	Chairman of the Board of Trustees	(Since 1998)

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 70 yrs. old	Trustee	(Since 2006)

Bishop Street Funds	78

(unaudited)
is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-262-9565. The following chart lists Trustees and Officers as of December 31, 2010.

	Number of
	Portfolios in
	Bishop Street Funds
Principal Occupation(s)	Overseen by	Other Directorships
During Past 5 Years	Board Member	Held by Board Member[3]

Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.	5	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds. SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P., Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments—Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments—Unit Trust Management (UK), Limited, SEI Global Nominee Ltd., SEI Opportunity Fund, L.P., SEI Structured Credit Fund, L.P., SEI Multi-Strategy Funds plc., and SEI Islamic Investments Fund plc.

Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976-2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.	5	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds. SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, LP., Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments—Global Fund Services, Limited SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd., SEI Global Nominee Limited and SEI Investments—Unit Trust Management (UK) Limited.

December 31, 2010	79	www.bishopstreetfunds.com

Bishop Street Funds

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of
Age[1]	the Trust	Time Served[2]

INDEPENDENT BOARD MEMBERS

JAMES M. STOREY 79 yrs. old	Trustee	(Since 2006)

GEORGE J. SULLIVAN, JR. 68 yrs. old	Trustee	(Since 2006)

BETTY L. KRIKORIAN 67 yrs. old	Trustee	(Since 2006)

CHARLES E. CARLBOM 76 yrs. old	Trustee	(Since 2006)

Bishop Street Funds	80

(unaudited)

	Number of
	Portfolios
	in Bishop
	Street Funds
Principal Occupation(s)	Overseen by	Other Directorships
During Past 5 Years	Board Member	Held by Board Member[3]

Attorney, Solo Practitioner since 1994. Partner, Dechert Price & Rhoads (law firm), September 1987-December 1993.	5	Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II., Massachusetts Health and Education Tax-Exempt Trust, U.S. Charitable Gift Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

Self-Employed Consultant, Newfound Consultants, Inc. since April 1997.	5	Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II., State Street Navigator Securities Lending Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, L.P., Director of SEI Opportunity Fund, L.P., SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

Vice President Compliance, AARP Financial Inc. since September 2008. Self-Employed Legal and Financial Services Consultant since 2003. In-house Counsel, State Street Bank Global Securities and Cash Operations from 1995 to 2003.	5	Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II.

Self-Employed Business Consultant, Business Project Inc. since 1997. CEO and President, United Grocers Inc. from 1997 to 2000.	5	Director, Oregon Transfer Company and Oregon Transfer Logistics, Inc. and Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II.

December 31, 2010	81	www.bishopstreetfunds.com

Bishop Street Funds

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of
Age[1]	the Trust	Time Served[2]

INDEPENDENT BOARD MEMBERS (continued)

MITCHELL A. JOHNSON 68 yrs. old	Trustee	(Since 2006)

JOHN K. DARR 66 yrs. old	Trustee	(Since 2008)

OFFICERS

PHILIP T. MASTERSON 46 yrs. old	President	(Since 2008)

MICHAEL LAWSON 50 yrs. old	Treasurer, Controller and Chief Financial Officer	(Since 2005)

RUSSELL EMERY 47 yrs. old	Chief Compliance Officer	(Since 2006)

JOSEPH M. GALLO 37 yrs. old	Vice President and Secretary	(Since 2007)

Bishop Street Funds	82

(unaudited)

Number of
Portfolios
in Bishop
Street Funds
Principal Occupation(s)	Overseen by	Other Directorships
During Past 5 Years	Board Member	Held by Board Member[3]

Private Investor since 1994.	5	Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, and SEI Alpha Strategy Portfolios, L.P.

CEO, Office of Finance, FHL Banks from 1992 to 2007.	5	Director of Federal Home Loan Bank of Pittsburgh and Manna, Inc. and The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II.

Managing Director of SEI Investments since 2006. Vice President and Assistant Secretary of the Administrator from 2004 to 2006. General Counsel of Citco Mutual Fund Services from 2003 to 2004. Vice President and Associate Counsel for the Oppenheimer Funds from 2001 to 2003.
	N/A	N/A

Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments Fund Accounting from April 1995 to February 1998 and November 1998 to July 2005.	N/A	N/A

Director of Investment Product Management and Development at SEI Investments since February 2003. Senior Investment Analyst, Equity team at SEI Investments from March 2000 to February 2003.	N/A	N/A

Corporate Counsel of SEI since 2007; Associate Counsel, ICMA Retirement Corporation 2004-2007; Federal Investigator, U.S. Department of Labor 2002-2004; U.S. Securities and Exchange Commission— Division of Investment Management, 2003.
	N/A	N/A

December 31, 2010	83	www.bishopstreetfunds.com

Bishop Street Funds

Term of
	Position(s)	Office and
Name, Address,	Held with	Length of
Age[1]	the Trust	Time Served[2]

OFFICERS (continued)

CAROLYN F. MEAD 53 yrs. old	Vice President and Secretary	(Since 2007)

JAMES NDIAYE 42 yrs. old	Vice President and Assistant Secretary	(Since 2004)

TIMOTHY D. BARTO 42 yrs. old	Vice President and Assistant Secretary	(Since 2000)

MICHAEL BEATTIE 45 yrs. old	Vice President	(Since 2009)

ANDREW S. DECKER 47 yrs. old	AML Officer	(Since 2008)

[1]	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

[2]	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

Bishop Street Funds	84

(unaudited)

Number of
Portfolios
in Bishop
Street Funds
Principal Occupation(s)	Overseen by	Other Directorships
During Past 5 Years	Board Member	Held by Board Member

Corporate Counsel of SEI since 2007; Associate, Stradley, Ronon, Steven & Young 2004-2007; Counsel, ING Variable Annuities, 1999-2002.	N/A	N/A

Employed by SEI Investments Company since 2004. Vice President, Deutsche Asset Management from 2003-2004. Associate, Morgan, Lewis & Bockius LLP from 2000-2003. Counsel, Assistant Vice President, ING Variable Annuities Group from 1999-2000.
	N/A	N/A

General Counsel, Vice President and Assistant Secretary of SEI Investments Global Funds Services since 1999; Associate, Dechert (law firm) from 1997-1999; Associate, Richter, Miller & Finn (law firm) from 1994-1997.
	N/A	N/A

Director of Client Services at SEI since 2004.	N/A	N/A

Compliance Officer and Product Manager, SEI, 2005-2008. Vice President, Old Mutual Capital, 2000-2005. Operations Director, Prudential Investments, 1998-2000.	N/A	N/A

[3]	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

December 31, 2010	85	www.bishopstreetfunds.com

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Investment Adviser
Bishop Street Capital Management
Honolulu, HI 96813
Administrator
SEI Investments Global Funds Services
Oaks, PA 19456
Distributor
SEI Investments Distribution Co.
Oaks, PA 19456
Transfer Agent
DST Systems, Inc.
Kansas City, MO 64121
Custodian
Union Bank, N.A.
San Francisco, CA 94101
Legal Counsel
Morgan, Lewis & Bockius LLP
Philadelphia, PA 19103
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Philadelphia, PA 19103
For more information about Bishop Street Funds, call 1-800-262-9565 or your Investment Specialist
Visit us online at www.bishopstreetfunds.com

Bishop Street Funds P.O. Box 219721 Kansas City, MO 64121-9721
This report and the financial statements contained herein are submitted for the general information of Bishop Street Funds’ shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
Shares of Bishop Street Funds are NOT deposits or obligations of, or guaranteed by First Hawaiian Bank or any of its affiliates. Such shares are also NOT federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Investment in shares of mutual funds involves risk, including the possible loss of principal. The Bishop Street Funds are distributed by SEI Investments Distribution Co., which is not affiliated with First Hawaiian Bank, Bank of the West or BancWest Corporation. BancWest Corporation is a wholly-owned subsidiary of BNP Paribas.
BSF AR-006-1600

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.
Item 3. Audit Committee Financial Expert.
(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.
(a) (2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3 (a) (2).
Item 4. Principal Accountant Fees and Services.
Fees billed by PricewaterhouseCoopers (PwC LLP) Related to the Trust
PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2010			2009
				All other fees and			All other fees and
		All fees and	All fees and	services to service	All fees and	All fees and	services to service
		services to the	services to service	affiliates that did	services to the	services to service	affiliates that did
		Trust that were	affiliates that	not require	Trust that were	affiliates that	not require
		pre-approved	were pre-approved	pre-approval	pre-approved	were pre-approved	pre-approval
(a)	Audit Fees(1)	$97,710	N/A	N/A	$89,820	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:
(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)	Not applicable.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2010	2009
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
(f) Not applicable.
(g) The aggregate non-audit fees and services billed by PwC LLP for the last two fiscal years were $0 and $0 for 2010 and 2009, respectively.
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments
Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant's disclosure controls and procedures), as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).
(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bishop Street Funds

By (Signature and Title)*	\s\ Philip T. Masterson

Philip T. Masterson, President

Date: March  10, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	\s\ Philip T. Masterson

Philip T. Masterson, President

Date: March 10, 2011

By (Signature and Title)*	\s\ Michael Lawson

Michael Lawson Treasurer, Controller & CFO

Date: March 10, 2011

*	Print the name and title of each signing officer under his or her signature.